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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Depomed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DEPOMED, INC.

7999 Gateway Blvd., Suite 300
Newark, California 94560

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2016

        The Annual Meeting of Shareholders of Depomed, Inc. (the "Company") will be held on May 18, 2016 at 11:00 a.m. local time at the Company's headquarters located at 7999 Gateway Blvd., Suite 300, Newark, California 94560. The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To reelect the six directors named in the Proxy Statement to hold office until the 2017 Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve an increase in the number of shares available for issuance under the Company's Amended and Restated 2014 Omnibus Incentive Plan.

  3.
  To approve an increase in the number of shares available for issuance under the Company's Amended and Restated 2004 Employee Stock Purchase Plan.

  4.
  To approve a proposed change in corporate domicile from California to Delaware.

  5.
  To approve, on an advisory basis, the compensation of the Company's named executive officers.

  6.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

  7.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only shareholders of record at the close of business on March 31, 2016 will be entitled to notice of, and to attend and vote at, the Annual Meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's headquarters for at least 10 days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting. This Notice of Annual Meeting and the definitive Proxy Statement and form of proxy are being distributed and made available on or about April             , 2016.

BY ORDER OF THE BOARD OF DIRECTORS
Matthew M. Gosling Secretary

Newark, California
April       , 2016

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy by mail using the return envelope provided. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

        This Proxy Statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2015 will be available electronically at http://www.cstproxy.com/depomed/2016.

DEPOMED, INC.
7999 Gateway Blvd., Suite 300
Newark, California 94560
(510) 744-8000

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS

        Depomed, Inc. (the "Company") is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Shareholders to be held on May 18, 2016, at 11:00 a.m. local time, at the Company's headquarters located at 7999 Gateway Blvd., Suite 300, Newark, California 94560, and at any adjournments thereof (the "Annual Meeting"). These materials are being mailed to shareholders on or about April         , 2016.

        Only holders of the Company's common stock, no par value, as of the close of business on March 31, 2016 (the "Record Date") are entitled to attend and vote at the Annual Meeting. Shareholders who hold shares of the Company's common stock in "street name" may attend and vote at the Annual Meeting only if they hold a valid proxy from their broker. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. As of the Record Date, there were 60,994,669 shares of common stock outstanding.

        A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

        Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for each of the nominees to the Board listed on the proxy card and "FOR" Proposals 2, 3, 4, 5 and 6. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

        The election of directors and Proposals 2, 3, 5 and 6 require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting. Proposal 4 requires the affirmative vote of a majority of the total number of shares issued and outstanding as of the Record Date. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." for purposes of non-"routine" proposals under the listing rules (Proposals 1, 2, 3, 4 and 5). Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. For purposes of determining the number of shares voting on a particular proposal, votes cast for or against a proposal and abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Accordingly, an abstention will have the same effect as a vote against the proposal, and broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the shares voting , does not constitute a majority of the required quorum or a majority of the outstanding shares (in the case of Proposal 4).

        A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

        The proxy card accompanying this Proxy Statement is solicited by the Board. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained Morrow & Co., LLC, 470 West Ave., Stamford, Connecticut 06902 ("Morrow"), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. Shareholders may contact Morrow by telephone at 1 (800) 607-0088. Brokerage firms and banks may contract Morrow by telephone at (203) 658-9400. The Company will pay Morrow customary fees, which the Company expects would be approximately $10,000, plus reasonable expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is seven, but will be reduced to six as of the time of the Annual Meeting due to Vicente Anido, Jr., Ph.D. not standing for reelection. As a result, six directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below. All of the nominees named below are presently directors of the Company. None of the nominees for director were selected pursuant to any arrangement or contract.

        The present term of each of the directors continues until the Annual Meeting and until his or her successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

        The Company's Articles of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director's fiduciary duty, to the extent permitted by the California General Corporation Law.

        The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
Peter D. Staple(3)	64	Chief Executive Officer, Corium International, Inc.	2003
Karen A. Dawes(1)(2)	64	President, Knowledgeable Decisions, LLC	2008
Louis J. Lavigne, Jr.(1)	67	Managing Director, Lavrite, LLC	2013
Samuel R. Saks, M.D.(2)(3)	61	Director, Depomed, Inc., PDL BioPharma, Inc. and TONIX Pharmaceuticals, Inc.	2012
James A. Schoeneck	58	President and Chief Executive Officer, Depomed, Inc.	2007
David B. Zenoff, D.B.A.(2)(3)	78	President, David B. Zenoff Associates, Inc.	2007

(1)
Current member of the Audit Committee In addition, Vicente Anido, Jr., Ph.D., is currently a member of the Audit Committee well. Dr. Anido is not standing for re-election at this Annual Meeting. The Board will determine who will replace Dr. Anido on the Audit Committee following the conclusion of this Annual Meeting.

(2)
Current member of the Compensation Committee

(3)
Current member of the Nominating and Corporate Governance Committee

        Peter D. Staple has served as a director of the Company since November 2003, and as Chairman of the Board since March 2009. Since March 2008, Mr. Staple has served as Chief Executive Officer and a director of Corium International, Inc., a publicly-held biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.

        Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation's U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes' experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as a director of Repligen Corporation, a publicly-held bioprocess company, and several private companies. Ms. Dawes holds a M.B.A. from Harvard University and a B.A. and a M.A. from Simmons College.

        Louis J. Lavigne, Jr. has served as a director of the Company since July 2013. Since 2005, Mr. Lavigne has served as Managing Director of Lavrite, LLC, a management consulting firm specializing in the areas of corporate finance, accounting, growth strategy and management. Prior to these consulting activities Mr. Lavigne served as Executive Vice President and Chief Financial Officer of Genentech, Inc., from March 1997 through his retirement in March 2005. Mr. Lavigne joined Genentech in 1982, was named controller in 1983 and, in that position, built Genentech's operating financial functions. In 1986, he was promoted to Vice President and assumed the position of Chief Financial Officer in September 1988. Mr. Lavigne was named Senior Vice President in 1994 and was promoted to Executive Vice President in 1997. Prior to joining Genentech, he held various financial management positions with Pennwalt Corporation, a pharmaceutical and chemical company. The Board considered Mr. Lavigne's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Finance; Commercial Strategy; Commercial Operations; Strategic Transactions; Business Planning; and Board experience. Mr. Lavigne serves on the boards of Accuray Incorporated, a publicly-held radiation oncology company; Allergan, Inc., a publicly-held specialty pharmaceutical company; and Zynga, Inc., a publicly-held company. Mr. Lavigne also serves on the boards of DocuSign, Inc., a privately-held digital transaction management company, and Novocure Limited, a privately-held oncology company. Mr. Lavigne is a board member and Chairman of the UCSF Benioff Children's Hospitals and the UCSF Benioff Children's Hospitals Foundation. Mr. Lavigne is also a Trustee of Babson College and Babson Global. Mr. Lavigne holds a B.A. from Babson College and a M.B.A. from Temple University.

        Samuel R. Saks, M.D. has served as a director of the Company since October 2012. From October 2013 until its acquisition by Teva Pharmaceutical Industries, Ltd. in May 2015, Dr. Saks served as Chief Development Officer at Auspex Pharmaceuticals, Inc., a publicly-held biopharmaceutical company focused on the treatment of orphan diseases. Dr. Saks also served as a director of Auspex from September 2009 through its acquisition by Teva. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, Inc. From 2003 to 2009, Dr. Saks served as CEO of Jazz Pharmaceuticals, Inc., a specialty pharmaceutical company he co-founded. Prior to joining Jazz, Dr. Saks held a number of positions at ALZA Corporation, which was acquired by Johnson & Johnson in 2001. From 2001 to 2003, he was Company Group Chairman of ALZA and served as a member of Johnson & Johnson's Pharmaceutical Group Operating Committee. From 1992 to 2001, he held various executive positions at ALZA, including Senior Vice President, Medical Affairs and Group Vice President, where he was responsible for clinical and commercial activities. He has also held clinical research positions in oncology at Schering-Plough Corporation, XOMA Corporation and Genentech, Inc. From 1987 to 2000, Dr. Saks was Assistant Clinical Professor of Medicine in the oncology division of the Department of Medicine at the University of California, San Francisco. The Board considered Dr. Saks' experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Commercial Strategy; Clinical Operations; Commercial Operations; Product Development; Business Planning; Pharmaceutical Product Launch; and Board experience. Dr. Saks currently serves as a director of TONIX Pharmaceuticals, Inc. a publicly-held pharmaceutical company, PDL BioPharma, Inc., a publicly-held company, and several private companies. Dr. Saks holds a B.S. and a M.D. from the University of Illinois.

        James A. Schoeneck joined the Company as President and Chief Executive Officer in April 2011 and has served as a director of the Company since December 2007. From 2005 until he joined the Company, Mr. Schoeneck was Chief Executive Officer of BrainCells Inc., a privately-held biopharmaceutical company. Prior to joining BrainCells, he served as Chief Executive Officer of ActivX BioSciences, Inc., a development stage biotechnology company. Mr. Schoeneck's pharmaceutical experience also includes three years as President and Chief Executive Officer of Prometheus Laboratories Inc. Prior to joining Prometheus, Mr. Schoeneck spent three years at Centocor, Inc., where he led the development of Centocor's commercial capabilities. His group launched Remicade®, which has become one of the world's largest pharmaceutical products. Earlier in his career, he spent 13 years at Rhone-Poulenc Rorer, Inc. (now Sanofi) serving in various sales and marketing positions of increasing responsibility. The Board considered Mr. Schoeneck's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Strategy; Corporate Management; Commercial Strategy; Pharmaceutical Product Launch; Strategic Transactions; and Corporate Leadership. Mr. Schoeneck currently serves as a director of FibroGen, Inc., a publicly-held biotechnology company, and AnaptysBio, Inc., a privately-held antibody development company. Mr. Schoeneck holds a B.S. from Jacksonville State University.

        David B. Zenoff, D.B.A. has served as a director of the Company since March 2007. Since 1973, Dr. Zenoff has been the President of David B. Zenoff and Associates, Inc., a strategy and management consulting firm. Dr. Zenoff has been on the full-time and part-time faculties of various universities, including Stanford University Graduate School of Business, Columbia Graduate School of Business, and IMD in Lausanne, Switzerland. The Board considered Dr. Zenoff's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Strategy; Pharmaceutical Marketing Strategy; Management of Pharmaceutical and Biotechnology companies; Organization Development; Management Practices; Board Processes and Governance; Strategic Transactions; and Corporate Leadership. Dr. Zenoff was a member of the board of directors of Williams-Sonoma for six years and currently serves as a director of ExamWorks Group, Inc. Dr. Zenoff holds a B.A. from Stanford University and a M.B.A. and a D.B.A. from Harvard University.

        There are no family relationships among any of the Company's directors or executive officers.

CORPORATE GOVERNANCE

        The Board met 14 times during fiscal year 2015. In addition, the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met two times. During fiscal year 2015, each member of the Board attended 75% or more of each of (i) the total number of Board meetings held during the period of such member's service and (ii) the total number of meetings of Committees on which such member served, during the period of such member's service.

Board Independence

        The Board has determined that Ms. Dawes, Messrs., Lavigne and Staple, and Drs. Anido, Saks and Zenoff, are "independent" under the rules of the Nasdaq Global Market ("Nasdaq"), and applicable rules and regulations of the Securities and Exchange Commission ("SEC").

Board Leadership Structure

        The Board does not have a policy regarding whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. However, the Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is currently the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his energy on operational issues, while the Chairman of the Board can focus on governance and other related issues, and may enhance the independence of the Board. Currently, Mr. Staple, an independent non-employee director, serves as the Chairman of the Board and Mr. Schoeneck serves as a director and Chief Executive Officer.

The Board's Role in Risk Oversight

        The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, clinical, commercial compliance, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these reports to enable it to understand the Company's risk profile and the Company's risk identification, risk management and risk mitigation strategies. When a Committee receives the report, the Chairman of the relevant Committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.

        The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls. The Compensation Committee is responsible for management of risks relating to the Company's compensation program and policies and assesses the Company's effectiveness at linking pay to performance, as well as aligning the interests of executives and other employees with those of the Company's shareholders. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, as well as other areas of corporate governance.

Board Committees

        The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee.

        Audit Committee.    The Company's Audit Committee consists of Mr. Lavigne, Dr. Anido and Ms. Dawes; following the Annual Meeting, the Company expects the Audit Committee will consist of Mr. Lavigne, Ms. Dawes. Mr. Lavigne is the Chairman of the Audit Committee. The Audit Committee oversees the Company's corporate accounting and financial reporting process. The Audit Committee evaluates the independent registered public accounting firm's qualifications, independence and performance; determines the engagement of the Company's independent registered public accounting firm; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the engagement team as required by law; reviews the Company's financial statements; reviews the Company's critical accounting policies and estimates; and discusses with management and the independent registered public accounting firm the results of the annual audit and the review of the Company's quarterly financial statements. The Company has determined that Mr. Lavigne is the Company's Audit Committee financial expert under applicable SEC rules. The Company believes that the composition of the Audit Committee meets the requirements for independence under the applicable requirements of Nasdaq and SEC rules and regulations.

        Compensation Committee.    The Company's Compensation Committee consists of Ms. Dawes and Drs. Saks and Zenoff. Ms. Dawes is the Chairman of the Compensation Committee. The Compensation Committee reviews and recommends policies relating to compensation and benefits of the Company's officers and employees, including reviewing corporate goals and reviewing and approving objectives relevant to compensation of the Chief Executive Officer, other executive officers and key employees, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under the Company's equity incentive plans. The Board has determined that the composition of the Compensation Committee meets the requirements for independence under applicable requirements of Nasdaq and SEC rules and regulations.

        Nominating and Corporate Governance Committee.    The Company's Nominating and Corporate Governance Committee consists of Drs. Zenoff and Saks and Mr. Staple. Dr. Zenoff is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies and evaluates nominees for election as directors, periodically reviews the Company's corporate governance policies and practices, and conducts evaluations of management and the Board. The Board has determined that the composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the applicable requirements of Nasdaq.

        Charters for the Company's Audit, Compensation, and Nominating and Corporate Governance Committees are posted on the Company's website at: http://www.depomed.com.

 DIRECTOR NOMINATIONS

        The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.

        Criteria for Nomination to the Board of Directors.    The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the directors are independent under the Nasdaq rules and that members of the Audit Committee meet the financial literacy requirements under the Nasdaq rules and at least one of them qualifies as an "audit committee financial expert" under the rules and regulations of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

        The principal occupations, background and other information about the Board nominees for director are set forth above as well as a discussion of the specific experience, qualifications, attributes or skills of each director that led to the conclusion that he or she should serve on the Board at this time. The Board believes that each director's unique background and skill set gives the Board as a whole competence and experience in a wide variety of areas, including the pharmaceutical industry, corporate governance and board service, executive management and finance. The Board also believes that each director has demonstrated business acumen and an ability to exercise sound judgment, is committed to serving the Company, and has a reputation for integrity, honesty and adherence to high ethical standards.

        Shareholder Proposals for Nominees.    The Nominating and Corporate Governance Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in compliance with the information requirements and time frame described in the Bylaws of the Company, as such time period is described below under the caption, "SHAREHOLDER PROPOSALS" below.

        Process for Identifying and Evaluating Nominees.    The process for identifying and evaluating nominees to the Board is initiated by identifying a slate of candidates who meet the criteria for selection as nominees and who have the specific qualities or skills being sought based on input from members of the Board and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Corporate Governance Committee by reviewing the candidates' biographical information and qualifications, as well as references or associates. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Serious candidates generally meet, either in person or by telephone, with all members of the Nominating and Corporate Governance Committee and as many other members of the Board as practicable, and using the input from such interviews and the information obtained by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, with one of the final prospective candidates. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

        The Nominating and Corporate Governance Committee expects that a similar process will be used to evaluate nominees recommended by shareholders. However, to date, the Company has not received any shareholder proposal nominating a director for consideration by the Nominating and Corporate Governance Committee.

        Diversity.    The Company endeavors to have a Board with diverse experience at policy-making or strategic-planning levels in business or in other areas that are relevant to the Company's activities. The Company does not have a policy with respect to diversity in identifying or selecting nominees for the Board. However, in evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual's qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board's performance and ways in which such performance can be improved.

        Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board.

        Board Nominees for the Annual Meeting.    Each of the nominees listed in this Proxy Statement is a current director standing for re-election.

COMMUNICATIONS WITH DIRECTORS

        Interested parties wishing to contact the directors of the Company may do so by writing to them at the following address: c/o General Counsel, 7999 Gateway Blvd., Suite 300, Newark, California 94560. All letters, not including junk mail, received will be categorized and processed by the Company's General Counsel. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee. All other comments and questions will be referred to the entire Board.

        The Company has a policy of encouraging all directors to attend the annual shareholder meeting and generally schedules a meeting of the Board on the date of the annual meeting each year to make it more convenient for them to do so. All of the Company's directors attended the 2015 Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Ms. Dawes and Drs. Saks and Zenoff served as members of the Company's Compensation Committee during 2015. None of the members of the Compensation Committee is, or has ever been,

an officer or employee of the Company or any of its subsidiaries. None of these directors had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K (Certain Relationships and Related Transactions). No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

CODE OF ETHICS

        The Board has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, officers and directors, including its principal executive officer and its principal financial officer. A copy of the code is available on the Company's website at: http://www.depomed.com.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth information regarding ownership of the Company's common stock as of March 10, 2016 (or earlier date for information based on filings with the SEC) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company's common stock, (b) each director, (c) each named executive officer and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)		Number Subject to Convertible Securities Exercisable Within 60 days	Percentage of Common Stock(2)
BlackRock, Inc(3)	6,249,132	(4)	—	10.26%
Senvest Management, LLC(5)	4,385,852	(6)	—	7.20%
The Vanguard Group(7)	4,195,231	(8)	—	6.89%
Invesco Ltd.(9)	3,564,579	(10)	—	5.85%
Oak Ridge Investments, LLC(11)	3,044,921	(12)	—	5.00%
James A. Schoeneck(13)	1,296,691		891,591	2.10%
Thadd M. Vargas	367,304		214,747	*
Matthew M. Gosling	331,758		278,082	*
August J. Moretti	321,850		295,531	*
Peter D. Staple	219,556		137,054	*
David B. Zenoff	184,152		162,054	*
Karen A. Dawes	157,719		147,054	*
Srinivas G. Rao, MD	86,072		79,163	*
R. Scott Shively	82,261		79,531	*
Samuel R. Saks, M.D.	75,784		72,887	*
Vicente Anido, Jr., Ph.D.	72,056		69,554	*
Louis J. Lavigne, Jr.	47,889		45,387	*
All current directors & executive officers as a group (12 persons)	3,243,091		2,472,634	5.12%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on 60,913,101 shares of the Company's common stock outstanding as of March 10, 2016. Shares of common stock subject to stock options and restricted stock units vesting on or before May 9, 2016 (within 60 days of March 10, 2016) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(4)
Includes (i) 6,120,873 shares of common stock as to which BlackRock, Inc. has sole voting power and (ii) 6,249,132 shares of common stock as to which BlackRock, Inc. has sole dispositive power.

  This information was obtained from the Schedule 13G filed on January 8, 2016 with the SEC by BlackRock, Inc.

(5)
The address of Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022. The address of Richard Mashaal (who is the managing member of the Senvest Management, LLC) is c/o Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(6)
Includes (i) 4,385,852 shares of common stock as to which Senvest Management, LLC has shared voting and shared dispositive power) This information was obtained from the Schedule 13G/A filed on February 12, 2016 with the SEC by Senvest Management, LLC and Richard Mashaal.

(7)
The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Includes (i) 131,783 shares of common stock as to which The Vanguard Group has voting power, (ii) 4,063,048 shares of common stock as to which The Vanguard Group has sole dispositive power, (iii) 4,100 shares of common stock as to which The Vanguard Group has shared voting power and (iv) 132,183 shares of common stock as to which The Vanguard Group has shared dispositive power. This information was obtained from the Schedule 13G filed on February 11, 2016 with the SEC by The Vanguard Group.

(9)
The address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, Georgia 30309.

(10)
Includes 3,564,579 shares of common stock as to which Invesco Ltd. has sole voting power and sole dispositive power. This information was obtained from the Schedule 13G filed on February 8, 2016 with the SEC by Invesco Ltd.

(11)
The address of Oak Ridge Investments, LLC is 10 LaSalle Street, Suite 1900, Chicago, Illinois 60603.

(12)
Includes (i) 2,832,156 shares of common stock as to which Oak Ridge Investments LLC has sole voting power, (ii) 2,987,318 shares of common stock as to which Oak Ridge Investments LLC has sole dispositive power and (iii) 57,603 shares of common stock as to which Oak Ridge Investments LLC has shared dispositive power. This information was obtained from the Schedule 13G filed on February 3, 2016 with the SEC by Oak Ridge Investments, LLC.

(13)
Includes 221,306 shares of common stock held in Mr. Schoeneck's family trust and over which Mr. Schoeneck has shared voting power and shared dispositive power.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee of the Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. During fiscal year 2015 the Company did not engage, and does currently not propose to engage, in any transaction or series of transactions required to be disclosed by Item 404(a) of Regulation S-K in which the amount involved exceeded or exceeds $120,000 and in which any of the Company's directors or executive officers, any holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2015, all such SEC filings were filed on time.

 EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

        The Company's executive officers and other members of senior management as of March 31, 2016 are set forth in the table below. Biographical information for Mr. Schoeneck is set forth above under "BOARD OF DIRECTORS AND DIRECTOR NOMINEES."

Name	Age	Position
Executive Officers
James A. Schoeneck	58	President and Chief Executive Officer
August J. Moretti	65	Chief Financial Officer and Senior Vice President
Matthew M. Gosling	45	Senior Vice President and General Counsel
Srinivas G. Rao, M.D., Ph.D.	47	Senior Vice President and Chief Medical Officer
R. Scott Shively	59	Senior Vice President and Chief Commercial Officer
Thadd M. Vargas	50	Senior Vice President, Business Development
Other Senior Management
Jeff P. Coon	53	Vice President, Human Resources
Gerd G. Kochendoerfer, Ph.D.	48	Vice President, Technical Development and Quality

        August J. Moretti has served as Chief Financial Officer and Senior Vice President since January 2012. From 2004 to December 2011, Mr. Moretti served as Chief Financial Officer and Senior Vice President of Alexza Pharmaceuticals, Inc., a publicly-held pharmaceutical company. From 2001 to 2004, Mr. Moretti served as Chief Financial Officer of Alavita, Inc. (formerly Surromed, Inc.), a privately-held biotechnology company. Prior to Alavita, Mr. Moretti was a partner of Heller Ehrman LLP, an international law firm. Mr. Moretti holds a B.A. from Princeton University and a J.D. from Harvard Law School.

        Matthew M. Gosling has served as Senior Vice President and General Counsel since January 2011 after having served as Vice President and General Counsel since June 2006. Prior to joining the Company, Mr. Gosling was a partner of Heller Ehrman LLP, an international law firm. Mr. Gosling holds a B.A. from Trinity University and a J.D. from the University of Chicago.

        Srinivas G. Rao, M.D. has served as Senior Vice President and Chief Medical Officer since July 2014. Prior to joining the Company in 2014, Dr. Rao served as Executive Vice President and Head of Neuroscience at Retrophin, Inc. From 2011 to 2013, Dr. Rao served as Founder and Chief Executive Officer of Kyalin Biosciences, Inc., a privately held biotechnology company he founded and that was acquired by Retrophin in 2013. From 2001 to 2011, Dr. Rao served as Chief Scientific Officer of Cypress Bioscience, Inc., a publicly-held pharmaceutical company. Dr. Rao holds a M.D. and a Ph.D. from Yale University.

        R. Scott Shively has served as Senior Vice President and Chief Commercial Officer since September 2014. From 2012 to 2014, Mr. Shively served as Executive Vice President and Chief Commercial Officer of Zogenix, Inc. From 2009 to 2012, Mr. Shively served as Vice President—Global Commercial Disease Area Lead for Pain for Pfizer, Inc. From 2007 to 2009, Mr. Shively served as Senior Vice President for Commercial Operations at Alpharma Pharmaceuticals Inc., a specialty pharmaceutical company focused on pain management. Prior to Alpharma, Mr. Shively served as Senior Vice President for Global Respiratory as well as interim President and Chief Executive Officer, USA at Altana AG and VP of Marketing for Endo Pharmaceuticals plc. Mr. Shively holds a B.S. from Duke University.

        Thadd M. Vargas has served as Senior Vice President, Business Development since December 2008, after having served as Vice President, Business Development since December 2002. Prior to joining the Company, Mr. Vargas served as Vice President of Finance at Worldres.com, Inc., Director of Finance

at Kosan Biosciences, Inc. and Director of Business Development at Anergen, Inc. Prior to joining Anergen, Mr. Vargas was a member of Ernst & Young LLP's life sciences audit practice. Mr. Vargas currently serves on the board of a privately-held company. Mr. Vargas holds a B.A. from the University of California at Santa Barbara.

        Jeff P. Coon has served as Vice President, Human Resources since September 2011. From 2009 to August 2011, Mr. Coon served as Human Resources Director at Cobham plc. From 2008 to 2009, Mr. Coon served as the Vice President of Human Resources of Exelixis, Inc. From 2006 to 2008, Mr. Coon served as the Executive Director of Human Resources at PDL BioPharma Inc. Prior to joining PDL BioPharma, Mr. Coon served as Vice President Human Resources at CD Holding and Human Resources Director at Johnson and Johnson. Mr. Coon holds a B.A. from California State University Long Beach and a M.S. from Golden Gate University in San Francisco.

        Gerd G. Kochendoerfer has served as Vice President, Technical Development and Quality since 2011 after having served since 2008 as Senior Director, Project Management. From 2005 to January 2008, Dr. Kochendoerfer served as Senior Director, Drug Development at FibroGen, Inc. Prior to joining FibroGen, Dr. Kochendoerfer, served as Director of Research and Development of Gryphon Therapeutics, Inc. Dr. Kochendoerfer holds a Ph.D. from the University of California at Berkeley.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid in 2015, to each of the named executive officers. This compensation discussion and analysis focuses on the information contained below under this "EXECUTIVE COMPENSATION" section, and in the related footnotes and narrative.

  General

        The Company's Compensation Committee is responsible for overseeing our compensation program, including compensation awarded to the named executive officers. The Company's compensation philosophy is to provide a competitive balance of cash and equity compensation, benefits, and development opportunities in order to attract and retain the talent necessary to create a collaborative, high-performing work environment that contributes to the Company's overall success and shareholder value. The key objectives of the Company's executive compensation program are to be:

  •
  Performance-driven, to align the interests of the Company's executives and shareholders, fairly reward executives for their efforts, and provide a strong, direct link between the Company's financial and strategic goals and executive compensation;

  •
  Market competitive, to ensure that the Company attracts and retains executives to lead and manage the Company who are talented, qualified, and capable of achieving the Company's business objectives;

  •
  Motivational and retention-oriented, so that executives remain dedicated to the Company and its overall growth and performance; and

  •
  Transparent, to ensure that executives receive the information necessary to understand and make informed choices regarding their total compensation packages.

        The primary components of the Company's executive compensation program are base salary, annual cash bonus and stock-based awards. The Company believes that these components, along with the Company's other benefits and its commitment to career development, foster a productive, team-oriented work environment that offers the Company's employees the flexibility and opportunity to thrive in a collaborative atmosphere and to receive meaningful rewards and recognition for their contributions to the Company's growth and success. The Company views these components of compensation as related but distinct. That is, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. The Company determines the appropriate level for each compensation component based in part, but not exclusively, on individual performance, competitive compensation information in light of the Company's recruiting and retention goals, and its view of internal equity and consistency. The Company believes that, as is common in the pharmaceutical industry, stock-based awards, salary, and cash bonuses are all necessary to attract and retain employees. To date, the Company has not adopted any formal policies or guidelines for allocating compensation between long-term and short-term compensation, or between cash and non-cash compensation.

        The Chief Executive Officer assists the Compensation Committee in its annual review of the base salaries and other compensation elements for other executive officers. Specifically, the Chief Executive Officer makes recommendations to the Committee regarding base salary increases, equity incentive grants, and the level of achievement of individual objectives for the other executive officers. The Chief Executive Officer discusses his recommendations with the Compensation Committee and the Committee then makes a decision on the compensation package for each named officer. The

Compensation Committee, without the Chief Executive Officer present, performs an annual review of the base salary and other compensation elements for the Chief Executive Officer.

  Review of Competitive Market; Compensation Consultant

        To assist with the analysis of executive compensation for fiscal year 2015, the Compensation Committee engaged Towers Watson, a global professional services firm with expertise consulting on executive compensation matters in general and with specific expertise in the biopharma industry. Towers Watson reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to hire, fire and direct the work of Towers Watson. For fiscal year 2015, Towers Watson advised the Compensation Committee on a variety of compensation-related issues, including:

  •
  refining the Company's peer group for executive compensation purposes;

  •
  providing general information concerning executive compensation trends and developments, and regulatory developments; and

  •
  compiling, analyzing and presenting competitive data to assist the Compensation Committee with its executive compensation decisions, including that of the Chief Executive Officer and the Company's other executive officers.

Other than providing the advice and services described above, Towers Watson provided no other services to either the Company or the Compensation Committee during fiscal year 2015.

        The Compensation Committee considers various sources of third party compensation information in connection with its compensation decisions. In particular, the committee considers compensation packages offered by its competitors for executive talent. In connection with its fiscal year 2015 compensation review, the Compensation Committee reviewed publicly available compensation information compiled by Towers Watson related to 16 commercial stage specialty pharmaceutical companies with revenues and market capitalizations generally similar to the Company. The median trailing twelve month revenues for the peer group, when the group was selected in October 2015, was approximately $450 million, and the median market capitalization of the peer group companies was approximately $2.6 billion at that time. The companies reviewed included:

  Akorn, Inc.
  Acorda Therapeutics, Inc.
  Alkermes plc
  Ariad Pharmaceuticals, Inc.
  BioMarin Pharmaceutical Inc.
  Emergent Biosolutions
  Horizon Pharma plc
  Impax Laboratories, Inc.
  INSYS Therapeutics, Inc.
  Isis Pharmaceuticals, Inc.
  Medivation, Inc.
  Nektar Therapeutics
  Pacira Pharmaceuticals, Inc
  Sagent Pharmaceuticals, Inc.
  Seattle Genetics, Inc.
  The Medicines Company

        The peer list above includes 9 of the 16 companies utilized in the Compensation Committee's 2015 executive compensation review. After consultation with Towers Watson, the Compensation Committee removed seven companies (Arena Pharmaceuticals, Inc.; Auxilium Pharmaceuticals, Inc.; Avanir Pharmaceuticals, Inc.; Exelixis, Inc.; Momenta Pharmaceuticals Inc.; Spectrum

Pharmaceuticals, Inc.; and Sucampo Pharmaceuticals, Inc.). Two of the peers had been acquired by other companies in 2015 (Auxilium Pharmaceuticals and Avanir Pharmaceuticals) while the other five peers removed were no longer considered appropriate proxy peers, primarily due to low levels of revenue (below $100 million annually) relative to the Company. The Compensation Committee added seven new proxy peers as replacements for the companies that were removed (Alkermes plc; Ariad Pharmaceuticals, Inc.; BioMarin Pharmaceutical Inc.; Isis Pharmaceuticals, Inc.; Pacira Pharmaceuticals, Inc.; Seattle Genetics, Inc.; and The Medicines Company). The Committee noted that while certain of the companies selected as new peers for 2015 had somewhat larger market capitalizations than the Company, the Committee determined the peers were appropriate in light of the Company's recent and expected future growth, and the fact that the peer companies are competitors with the Company for executive and other talent.

        The Compensation Committee also reviewed a custom survey prepared for Towers Watson by Radford Surveys & Consulting, a business unit of Aon plc, that analyzed compensation results from 27 US-based publicly held biotech and pharmaceutical companies with 50 to 2,500 employees and annual revenues generally from $50 million to $1.5 billion. Companies represented in the report included the proxy peers identified above, the 2014 proxy peers removed for 2015 (other than those acquired by other companies) and the following additional companies: Aegerion Pharmaceuticals, Inc.; Dyax Corp.; Jazz Pharmaceuticals plc; Momenta Pharmaceuticals, Inc.; Raptor Pharmaceutical Corp; Regeneron Pharmaceuticals, Inc.; SciClone Pharmaceuticals, Inc.; Spectrum Pharmaceuticals, Inc.; Sucampo Pharmaceuticals, Inc.; United Therapeutics Corporation; Vertex Pharmaceuticals, Inc.; and Vivus, Inc.

        The Compensation Committee reviews the information described above in order to understand current compensation practices at peer companies. However, the Compensation Committee does not engage in formal benchmarking relative to peer companies.

  Compensation Elements

        Base Salary.    The Company seeks to provide its executive officers with competitive annual base salaries in order to attract and retain talented individuals. However, the Company seeks to ensure that a substantial portion of its executives' compensation depends on the achievement of corporate and individual goals. In determining appropriate salary levels for a given executive officer, the Compensation Committee considers the following factors:

  •
  individual performance;

  •
  experience, skills, and external market conditions;

  •
  level of responsibility;

  •
  breadth, scope, and complexity of the position; and

  •
  executives' salaries relative to each other.

        Based on the criteria above, in February 2016 and February 2015, the Compensation Committee increased the base salary levels of the named executive officers. The increases were effective as of March 1 of each year.

Base Salary ($) and Increase (%)
Name and Principal Position	2016	2015
James A. Schoeneck President and Chief Executive Officer	800,000 / 10.3	725,000 / 16.0
August J. Moretti Chief Financial Officer and Senior Vice President	425,000 / 9.6	387,919 / 3.0
Matthew M. Gosling Senior Vice President and General Counsel	475,000 / 5.6	450,000 / 12.7
R. Scott Shively Senior Vice President, Chief Commercial Officer	425,000 / 11.5	381,188 / n/a	*
Thadd M. Vargas Senior Vice President, Business Development	365,000 / 4.1	350,587 / 2.8

*
Mr. Shively's employment with the Company began in September 2014.

        Cash Bonus.    The Company's executive officers participate in the discretionary Depomed, Inc. Bonus Plan (the "Bonus Plan"), which provides for annual cash bonuses based on the achievement of individual and corporate objectives. Payment of annual cash bonuses is designed to reward performance for achieving individual and corporate business goals, which the Company believes increases shareholder value. Executives' cash bonus target as a portion of base salary for 2015 was 80% (in the case of the Chief Executive Officer for 2015), 45% for the Company's Chief Financial Officer, the Chief Commercial Officer and the General Counsel or 35% (in the case of all other executive officers for 2015). In February 2016, upon the recommendation of the Compensation Committee, the Board amended the Bonus Plan to increase the cash bonus target from 80% to 100% of base salary for the President and Chief Executive Officer and from 45% to 50% for the Company's Chief Financial Officer, the Chief Commercial Officer and the General Counsel. The Compensation Committee's recommendations were made based on an analysis of competitive market data performed by Towers Watson. The increases are effective beginning with bonuses paid in 2017 for 2016 performance.

        Bonus payouts are tied in significant part to company-wide corporate objectives approved by the Board that are generally set late in the fourth quarter of the prior year or shortly after the beginning of the current year. Corporate objectives are generally quantitative in nature, so that their achievement can be objectively measured, and are weighted by relative importance. Following the completion of the fiscal year, the Compensation Committee assesses the Company's performance relative to the corporate goals, and applies a "corporate multiplier" based on that assessment. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. The Board makes the final determination of the corporate multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive's total bonus payout is 100% in the case of the Chief Executive Officer and 65% in the case of all other executive officers. For 2015, achievement of the Company's overall corporate objectives was considered at Compensation Committee meetings held on January 14, 2016 and February 11, 2016. Individual performance was considered, and final executive compensation determinations were made, at a Compensation Committee meeting held on February 11, 2016.

        The Board does not classify individual objectives by their relative difficulty, but believes that the Company's corporate objectives are, on the whole, ambitious but achievable. The corporate multipliers established for 2012, 2013, 2014 and 2015 were 89.5%, 115.5%, 118% and 122%, respectively.

        Corporate objectives for 2015, their relative weights, and the extent to which the Compensation Committee and determined they were achieved (which determination was approved by the full Board in February 2016), are set forth below.

	Goal	Weight	Extent Achieved
1.	Achieve net product sales target of $320.3 million	35%	120% (.42)
2.	Execute development of the business consistent with three-year strategic plan by achieving the following metrics: (a) completion of large corporate development transaction to grow and diversity revenue; (b) successful integration of the Company's Nucynta® acquisition; (c) close on financing to enable the Nucynta acquisition; and (d) update three-year strategic plan	30%	130% (.39)
3.	Demonstrate financial strength as demonstrated by achieving EPS (non-GAAP) target of $0.36 and positive cash flow targets of $70 million	15%	130% (.195)
4.	Enhance and protect future cash flow by: (a) protecting Gralise exclusivity through the successful defense of appeals; (b) protecting Zipsor through ANDA litigation; (c) successful progressing Purdue and Endo IP litigation (including IPRs); (d) product lifecycle planning and execution; and (e) secondary supply sourcing for Gralise	10%	110% (.11)
5.	Develop infrastructure and culture to support current and future growth by: (a) enhancing company culture consistent with the Company's vision, mission and values; (b) preparing succession and development plans for positions throughout the organization; (c) achieving unwanted turnover target of 15% or less; and (d) continuing to enhance functional area infrastructures to support company growth (including (i) compliance infrastructure, (ii) quality systems and (iii) HR & finance systems)	10%	105% (.105)
Corporate Multiplier			122%

        Under the Bonus Plan, the Chief Executive Officer does not have individual goals separate from the Company's corporate objectives. The weighting of individual goals as a portion of other executives' total bonus payout for 2015 was 35%. The Chief Executive Officer sets individual goals for each of the other executive officers. Individual objectives are mainly quantitative in nature, weighted by relative importance and linked with corporate goals. Following the completion of the year, the Compensation Committee, in consultation with the Chief Executive Officer, reviews the achievement of individual goals and determines the extent to which each goal was achieved, where a rating of "1" (or 100%) indicates full achievement of a given goal. An executive may earn a rating of up to "1.25" (or 125%) with respect to a particular goal if his performance in achieving the goal exceeds expectations. Based on each executive's achievement of his individual goals and the weighting of the goals, he receives an overall individual rating that is generally close to, but not necessarily equal to, the sum of each individual goal multiplied by the extent achieved.

        Each executive's total annual cash bonus is determined by applying the corporate multiplier to the portion of his bonus target tied to corporate objectives, and by applying his overall individual rating to the portion of his bonus target tied to individual goals, subject to adjustment in the discretion of the Compensation Committee.

        In consideration of the Company's exceptional performance in 2015, the Committee elected to award a special bonus for each employee (including the named executive officers) equal to 10% of the employee's bonus based on the corporate multiplier and the employee's individual rating (the "2015 Special Bonus").

        Mr. Schoeneck's 2015 bonus of $800,000 is equal to approximately 138% of his 2015 bonus target of $580,000. Mr. Schoeneck's bonus reflects the 2015 corporate multiplier, the 2015 Special Bonus and an additional amount of $21,640 awarded to Mr. Schoeneck by the Compensation Committee for his overall performance in 2015.

        The 2015 individual objectives for Mr. Moretti, the Company's Chief Financial Officer and Senior Vice President, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Achieve corporate objective No. 1 (related net product sales)	35%	115%
2.	Contribute to achievement corporate objective No. 2 (related to execution and development of the Company's business consistent with the Company's three-year plan, and development of next three-year plan)	30%	115%
3.	Achieve corporate objective No. 2 (related to EPS and cash flow targets)	15%	100%
4.	Contribute to the achievement of corporate objective No. 4 (related to the achievement enhancing and protecting future cash flow)	10%	100%
5.	Contribute to the achievement of corporate objective No. 5 (related to the improvement of organization infrastructure and capabilities)	10%	100%

        On Mr. Schoeneck's recommendation, Mr. Moretti's overall achievement of his individual objectives was set at 1.1. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Moretti a cash bonus of $226,199, which reflects the corporate multiplier for the portion of his bonus attributable to overall corporate performance, and 110% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

        The 2015 individual objectives for Mr. Gosling, the Company's Senior Vice President and General Counsel, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Contribute to achievement of 2015 Corporate Objective No. 3 (related to execution and development of the Company's business consistent with the Company's three-year plan, and development of next three-year plan)	40%	115%
2.	Achieve elements of 2015 Corporate Objective No. 4 (related to enhancement and protection of future cash flow) related to intellectual property and business development matters.	25%	125%
3.	Effective prosecution of Nucynta ANDA litigation	15%	115%
4.	Contribute to achievement of 2015 Corporate Objective No. 5 (related to the development of infrastructure and culture to support the Company's current and anticipated future growth, including compliance infrastructure and effectiveness)	20%	100%

On Mr. Schoeneck's recommendation, Mr. Gosling's overall achievement of his individual objectives was set at 1.18. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Gosling a cash bonus of $268,637, which reflects the 122% corporate multiplier for the portion of his bonus attributable to overall corporate performance, 118% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

        The 2015 individual objectives for Mr. Shively, the Company's Chief Commercial Officer and Senior Vice President, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Achieve corporate objective No. 1 (related net product sales)	35%	125%
2.	Successfully integrate and relaunch the Nucynta franchise	30%	125%
3.	Contribute to achievement corporate objective No. 2 (related to execution and development of the Company's business consistent with the Company's three-year plan, and development of next three-year plan)	15%	115%
4.	Achieve corporate objective No. 2 (related to EPS and cash flow targets)	10%	100%
5.	Contribute to the achievement of corporate objective No. 5 (related to the improvement of organization infrastructure and capabilities)	10%	115%

On Mr. Schoeneck's recommendation, Mr. Shively's overall achievement of his individual objectives was set at 1.20. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Shively a cash bonus of $228,879, which reflected the corporate multiplier for the portion of his bonus attributable to overall corporate performance, 120% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

        The 2015 individual objectives for Mr. Vargas, the Company's Senior Vice President, Business Development, and the extent to which the goals were achieved, were as follows:

	Goal	Weight	Extent Achieved
1.	Execute successful close of Nucynta deal, and support transition before and after closing	30%	125%
2.	Work with strategy team to establish new three-year strategic plan	30%	100%
3.	Source new business and corporate development transactions consistent with strategic plan	20%	115%
4.	Contribute to the achievement of corporate objective No. 4 (related to the achievement enhancing and protecting future cash flow)	10%	115%
5.	Contribute to the achievement of corporate objective No. 5 (related to the improvement of organization infrastructure and capabilities)	10%	100%

On Mr. Schoeneck's recommendation, Mr. Vargas's overall achievement of his individual objectives was set at 1.12. After discussion with Mr. Schoeneck, the Compensation Committee awarded Mr. Vargas a cash bonus of $159,002, which reflected the corporate multiplier for the portion of his bonus attributable to overall corporate performance, 112% of the portion of his bonus target attributable to individual objectives and the 2015 Special Bonus.

  Stock-Based Awards

        The Compensation Committee grants stock options and restricted stock units ("RSUs") to executive officers to motivate them to drive the achievement of corporate objectives, to aid in their retention, and to align their interests with those of the Company's shareholders by providing executives with an equity stake. Stock options granted to executive officers have an exercise price equal to 100% of the fair market value of the Company's common stock (the closing sales price on Nasdaq) on the date of grant, so they have value only to the extent that the market price of the Company's common stock increases after the date of grant. Typically, stock options vest and become exercisable over four years. One-quarter of the shares subject to the option vest after one year in the case of initial option grants. Options generally vest monthly in the case of annual "refresher" grants. The RSUs granted by the Company vest in four equal installments over approximately four years. For equity incentive awards made in February 2016, in consultation with Towers Watson, the Committee set target award levels at its January 2016 meeting for the Chief Executive Officer, Senior Vice Presidents, and for other Company Vice Presidents who report to the Chief Executive Officer. The target award levels were based on the Company's trailing 90-day average stock price as of December 31, 2015, consistent with the methodology employed by the Committee in past years.

        Stock options typically are granted to executive officers when they join the Company, and then in connection with significant changes in responsibilities. In considering initial option grants for executives, the committee takes into account the total compensation package offered to the executive, equity grants to comparable executives at similarly situated companies, and the number of stock options granted to the new executive relative to the stock options held by or granted to the Company's other executives. The Company has not awarded RSUs in connection with an executive's initial employment or promotion, though may elect to do so in the future.

        The Compensation Committee also considers and typically awards annual "refresher" grants for executive officers based on the same factors it considers in making initial option grants, as well as the executive's performance, the Company's performance relative to corporate objectives, and recent growth or decline in shareholder value. Refresher grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which the annual refresher grants are made is set in advance, and is not coordinated with the release of information concerning the Company's business. In February 2016, in connection with its determinations regarding executive compensation, the committee made refresher grants to Mr. Schoeneck (361,000 options and 147,000 RSUs), Mr. Gosling (100,000 options and 40,000 RSUs), Mr. Moretti (92,500 options and 37,500 RSUs), Mr. Vargas (60,000 options and 25,000 RSUs), and Mr. Shively (105,000 options and 45,000 RSUs).

  Chief Executive Officer Compensation

        In setting Mr. Schoeneck's base salary for 2016, the Compensation Committee reviewed Mr. Schoeneck's performance as well as an analysis by Towers Watson of compensation paid to other CEOs of publicly-traded pharmaceutical companies identified above under "Review of Competitive Market". The Compensation Committee determined that a total compensation package slightly above the median of the peer group was appropriate for Mr. Schoeneck. The Committee took into consideration the Company's performance since Mr. Schoeneck became CEO in April 2011, which included the Company's successful corporate development efforts, financial results and growth, and the continued enhancement of the Company's management team, improvement of Company culture and implementation of the Company's strategic plan. The Compensation Committee set Mr. Schoeneck's base salary at $800,000 per year and granted him the equity awards and described above, granted him options to purchase 361,000 shares, and awarded him 147,000 RSUs and an $800,000 cash bonus. Each of the various elements of Mr. Schoeneck's compensation package is at or near the median for the Company's peer group.

        In the event Mr. Schoeneck's employment is terminated by the Company without cause or by him for good reason (under circumstances that do not trigger severance benefits under Mr. Schoeneck's Management Continuity Agreement with the Company described below in the section entitled "EXECUTIVE COMPENSATION—Potential Payments upon Termination or Change in Control").

  Severance Agreements

        In March 2016, the Company adopted the amended management continuity agreements described below in the section entitled "EXECUTIVE COMPENSATION—Potential Payments upon Termination or Change in Control". The Company adopted the agreements in order to support its objectives of an overall executive compensation package that is competitive with the Company's peers, and the retention of qualified executives.

  Compensation Policies and Practices as They Relate to the Company's Risk Management

        The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. The Board believes its approach to setting corporate goals and individual objectives, bonus payouts at varying levels of performance, and thorough evaluation of performance results assist in mitigating excessive risk-taking that could harm the Company's value or reward poor judgment by executives. The Board believes the allocation of compensation among base salary and short and long-term cash and equity-linked compensation discourages excessive risk-taking. The Board believes applying Company-wide metrics encourages decision-making that is in the best long-term interests of the Company and its shareholders as a whole. Also, the multi-year vesting of equity awards discourages excessive short-term risk taking.

  Other Benefits

        Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance and 401(k) plan, in each case on substantially the same basis as other employees, subject to applicable law. The Company also provides vacation and other paid holidays to all employees, including executive officers, all of which the Company believes to be comparable to those provided at peer companies.

  Tax and Accounting Considerations

        Deductibility of Executive Compensation.    In making compensation decisions affecting the executive officers, the Compensation Committee considers the Company's ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the committee considers the requirements and impact of Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for annual compensation in excess of $1 million paid to our named executive officers. Certain compensation that qualifies under applicable tax regulations as "performance-based" compensation is specifically exempted from this deduction rule. The Compensation Committee cannot assure that the Company will be able to fully deduct all amounts of compensation paid to persons who are named executive officers in the future. Further, because the Compensation Committee believes it is important to preserve flexibility in designing its compensation programs, it has not adopted a policy that all compensation must qualify as deductible under Section 162(m).

  Compensation Committee Report

        The Compensation Committee has reviewed this compensation discussion and analysis, discussed it with management and recommended that it be included in this Proxy Statement.

COMPENSATION COMMITTEE
Karen A. Dawes, Chair Samuel R. Saks, M.D. David B. Zenoff, D.B.A.

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

Summary Compensation Table

        The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers as determined in accordance with applicable SEC rules (the "named executive officers").

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)		Total ($)
James A. Schoeneck	2015	708,333	—	2,430,180	2,374,601	800,000	16,808		6,329,922
President and Chief	2014	620,058	—	1,548,180	1,360,894	525,000	14,320		4,068,452
Executive Officer	2013	590,625	—	710,850	674,181	425,000	14,074		2,414,730
August J. Moretti	2015	386,036	—	489,570	378,560	226,199	10,174		1,490,538
Chief Financial Officer	2014	374,792	—	348,975	306,778	163,265	9,094		1,202,904
and Senior Vice President	2013	363,875	—	192,945	184,024	145,350	9,244		895,438
Matthew M. Gosling	2015	441,577	—	718,500	585,047	268,637	8,686		2,022,446
Senior Vice President	2014	396,596	—	444,150	392,122	188,407	7,586		1,428,861
and General Counsel	2013	380,047	—	206,485	196,063	156,636	7,894		947,125
Thadd M. Vargas	2015	348,995	—	463,155	344,145	159,002	8,136		1,323,433
Senior Vice President,	2014	316,705	—	418,770	369,056	137,089	7,094		1,248,714
Business Development	2013	327,751	—	192,945	184,024	137,037	7,342		849,099
R. Scott Shively	2015	380,157	—	410,325	223,694	228,879	54,233	(5)	1,297,287
Senior Vice President,	2014	123,580	25,000	—	938,550	57,556	799		1,145,485
Chief Commercial Officer

(1)
The amounts shown represent the grant date fair value of stock options and stock awards granted in the year calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 11 "Stock-Based Compensation" in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on February 26, 2016.

(2)
Represents actual bonus amounts earned in 2015.

(3)
Amounts represent 401(k) match, long term care and life insurance premiums paid by the Company on behalf of the named executive officers.

(4)
The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(5)
Includes $88,969 in relocation assistance provided to Mr. Shively.

Grants of Plan-Based Awards

        The following table sets forth information regarding grants of stock and option awards made to the named executive officers during fiscal year 2015 and potential fiscal year 2015 target payouts under the Company's Annual Bonus Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards-Target ($)(1)	All other Stock Awards: Number of Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
James A. Schoeneck	—	580,000	—	—	—	—
	2/4/2015		138,000		—	2,430,180
	2/4/2015			345,000	17.61	2,374,601
August J. Moretti	—	174,564	—	—	—	—
	2/4/2015		22,000		—	387,420
	5/12/2015		5,000		—	102,150
	2/4/2015			55,000	17.61	378,560
Matthew M. Gosling	—	202,500	—	—	—	—
	2/4/2015		35,000			616,350
	5/12/2015		5,000			102,150
	2/4/2015			85,000	17.61	585,047
R. Scott Shively		171,535	—	—	—	—
	2/4/2015		17,500		—	308,175
	5/12/2015		5,000		—	102,150
	2/4/2015			32,500	17.61	223,694
Thadd M. Vargas	—	122,705	—	—	—	—
	2/4/2015		20,500		—	361,005
	5/12/2015		5,000		—	102,150
	2/4/2015			50,000	17.61	344,145

(1)
This column sets forth the target bonus amount for each named executive officer for the year ended December 31, 2015—under the Company's Annual Bonus Plan based on achievement of 100% target amount. There are no thresholds or maximum bonus amounts for each individual officer established under the Company's Annual Bonus Plan. Actual amounts paid in March 2016 based on the Compensation Committee's review of corporate performance and individual achievements under the Company's Annual Bonus Plan for fiscal year 2015 have been reported above under "Summary Compensation Table".

(2)
Represents the grant date fair value of stock options and stock awards granted in 2015 to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2015.

	Option Awards						Restricted Stock Units
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Grant Date(8)	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(9)
James A. Schoeneck	12/10/2007	(1)	25,000	—	3.38	12/10/2017	—	—	—
	4/18/2011	(3)	448,173	—	8.36	4/18/2021	—	—	—
	1/12/2012	(1)	4,210	2,312	6.11	1/12/2022	—	—	—
	2/7/2013	(1)	108,833	57,167	6.77	2/7/2023	02/07/2013	26,250	475,913
	2/18/2014	(1)	135,208	159,792	12.69	2/18/2024	02/18/2014	61,000	1,105,930
	2/4/2015	(4)	71,875	273,125	17.61	2/4/2025	02/04/2015	103,500	1,876,455
August J. Moretti	1/3/2012	(2)	188,333	4,167	5.35	1/3/2022	—	—	—
	2/7/2013	(1)	37,896	15,604	6.77	2/7/2023	2/7/2013	7,125	129,176
	2/18/2014	(1)	30,479	36,021	12.69	2/18/2024	2/18/2014	13,750	249,288
	2/4/2015	(4)	11,458	43,542	17.61	2/4/2025	2/4/2015	16,500	299,145
	5/12/2015	(4)	—	—	—	5/12/2025	5/12/2015	5,000	90,650
Matthew M. Gosling	1/14/2011	(1)	37,500	—	7.12	1/14/2021	—	—	—
	5/26/2011	(1)	25,000	—	8.55	5/26/2021	—	—	—
	9/1/2011	(1)	45,000	—	6.08	9/1/2021	—	—	—
	1/12/2012	(1)	44,063	937	6.11	1/12/2022		—	—
	2/7/2013	(1)	40,375	16,625	6.77	2/7/2023	2/7/2013	7,625	138,241
	2/18/2014	(1)	38,958	46,042	12.69	2/18/2024	2/18/2014	17,500	317,275
	2/4/2015	(4)	17,708	67,292	17.61	2/4/2025	2/4/2015	26,250	475,913
	5/12/2015	(4)	—	—	—	5/12/2025	5/12/2015	5,000	90,650
Thadd M. Vargas	1/14/2011	(1)	37,500	—	7.12	1/14/2021	—	—	—
	9/1/2011	(1)	45,000	—	6.08	9/1/2021	—	—	—
	1/12/2012	(1)	42,104	896	6.11	1/12/2022	—	—	—
	2/7/2013	(1)	37,896	15,604	6.77	2/7/2023	2/7/2013	7,125	129,176
	2/18/2014	(1)	36,667	43,333	12.69	2/18/2024	2/18/2014	16,500	299,145
	2/4/2015	(4)	10,417	39,583	17.61	2/4/2025	2/4/2015	15,375	278,749
	5/12/2015	(4)	—	—	—	5/12/2025	5/12/2015	5,000	90,650
R. Scott Shively	9/2/2014	(5)	46,875	103,125	15.31	9/2/2024	—	—	—
	2/4/2015	(6)	6,771	25,729	17.61	2/4/2025	2/4/2015	13,125	237,956
	5/12/2015	(7)	—	—	—	5/12/2025	5/12/2015	5,000	90,650

(1)
The options were granted pursuant to the 2004 Equity Incentive Plan (the "2004 Plan") and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(2)
The options were granted pursuant to the 2004 Plan and vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(3)
The options were granted pursuant to the 2004 Plan and vest over four years, with the first 12.5% vesting six months from the grant date, and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(4)
The options were granted pursuant to the 2014 Plan and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(5)
The options were granted pursuant to the 2014 Plan and vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(6)
The options were granted pursuant to the 2014 Plan with the first 1/8th of these stock options vesting on September 2, 2015 and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(7)
The options were granted pursuant to the 2014 Plan and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(8)
One quarter of each award of restricted stock units vests annually on December 1 of each year, provided the executive officer continues to provide services to the Company.

(9)
Amounts represent an estimate of the market value of unvested restricted stock units as of December 31, 2015, assuming a market value of $18.13 per share.

Option Exercises and Restricted Stock Awards Vested

        The following table sets forth certain information regarding option exercises and the vesting of restricted stock units held by our named executive officers during the fiscal year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)(2)
James A. Schoeneck	115,605	1,285,624	108,425	2,060,075
August J. Moretti	5,000.00	68,900	19,500	370,500
Matthew M. Gosling	—	—	31,875	605,625
Thadd M. Vargas	73,710	1,197,082	26,750	508,250
R. Scott Shively	—	—	4,375	83,125

(1)
Represents the excess of the market value of the shares exercised on the exercise date over the aggregate exercise price of such shares.

(2)
The value shown is the number of restricted stock units times the market price of the Company's common stock on the vesting date.

Potential Payments upon Termination or Change in Control

        In February 2016, the Board approved a form of Management Continuity Agreement to be entered into with each of the Company's executive officers. The Company subsequently entered into definitive Management Continuity Agreements with each such officer, which agreements replace and supersede the Management Continuity Agreements previously entered into by the Company and its executive officers.

        The Management Continuity Agreements provide, among other things, that in the event an executive officer is subject to an involuntary termination within 90 days prior to or 24 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer's unvested Company equity awards; (ii) a lump sum severance payment equal to two times (if the officer is the chief executive officer) or one time (if the officer is not the chief executive officer) the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer's annual bonus target for the Company's fiscal year in which the termination occurs (iv) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the 24 month period (if the officer is the chief executive officer) or 12 month period (if the officer is not the chief executive officer) following the involuntary termination or until such officer is no longer eligible for such benefits under applicable law; and (iv) up to three months of outplacement services not to exceed $5,000 per month.

        In addition, the Management Continuity Agreements provide, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months' of such officer's unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary which the officer was receiving immediately prior to the change of control; (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the involuntary termination through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        The executive officer is not entitled to receive a "gross up" payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer's release of any claims against the Company.

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2015 under the Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2015.

Potential Payments—Involuntary Termination Following a Change of Control

Name	Bonus Payments ($)		Severance Payments ($)		Health Insurance Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	1,160,000	(2)	1,450,000	(3)	39,480	(4)	5,146,798
August J. Moretti	174,564	(5)	387,919	(6)	20,364	(7)	1,217,371
Matthew M. Gosling	202,500	(5)	450,000	(6)	29,151	(7)	1,507,662
Thadd Vargas	122,705	(5)	350,587	(6)	21,231	(7)	1,242,066
R. Scott Shively	171,535	(5)	381,188	(6)	29,474	(7)	341,985

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2015.

(2)
The amount reported equals two times such officer's annual bonus target for the Company's fiscal year in which the termination occurs. The target bonus for James A. Schoeneck for the year ended December 31, 2015 was 80% of his base salary, but has increased to 100% of his base salary for the year ending December 31, 2016.

(3)
The amount reported equals two times such officer's base salary.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months.

(5)
The amount reported equals such officer's annual bonus target for the Company's fiscal year in which the termination occurs.

(6)
The amount reported equals such officer's annual base salary.

(7)
The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2015 under the Management Continuity Agreement that would have been made if an involuntary termination (other than in connection with a change of control) occurred as of December 31, 2015.

Potential Payments—Involuntary Termination

Name	Severance Payments ($)		Health Insurance Benefits ($)		Option and stock vesting acceleration ($)(1)
James A. Schoeneck	1,087,500	(2)	31,879	(3)	1,682,074
August J. Moretti	387,919	(4)	20,364	(5)	—
Matthew M. Gosling	450,000	(4)	29,151	(5)	—
Thadd Vargas	350,587	(4)	21,231	(5)	—
R. Scott Shively	381,188	(4)	29,474	(5)	—

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2015.

(2)
The amount reported represents total severance payments over 18 months.

(3)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months.

(4)
The amount reported represents total severance payments over 12 months.

(5)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Director Compensation

        In accordance with the terms of the Non-Employee Director Compensation and Grant Policy (the "Director Compensation Policy") approved by the Board in May 2014, each non-employee director receives an annual cash retainer fee of $55,000. Any non-employee chairman of the Board receives an additional $30,000 annual retainer. The retainers described below are also paid to non-employee directors for Board committee service.

        The chairman of the Audit Committee receives an additional $20,000 annual retainer, and each other member of the Audit Committee receives an additional $12,500 annual retainer.

        The chairman of the Compensation Committee receives an additional $15,000 annual retainer, and each other member of the Compensation Committee receives an additional $10,000 annual retainer.

        The chairman of the Nominating and Corporate Governance Committee receives an additional $10,000 annual retainer fee, and each other member of the Nominating and Corporate Governance Committee receives an additional $5,000 annual retainer.

        Any non-employee director who oversees the annual review of the performance of senior management and the Board receives an additional $10,000 annual retainer.

        In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director receives, on the date of each Annual Meeting of Shareholders held in 2015 and thereafter (i) an option having a value equal to $60,000 (calculated using the Black-Scholes Valuation method based on assumptions consistent with the methodology used in the Company's financial statements and with an exercise price equal to the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant) that vests in 12 equal monthly installments and (ii) an award of restricted stock units having a value of $60,000 based on the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made.

        The following table summarizes non-employee director compensation during fiscal year 2015. Mr. Schoeneck does not receive equity or cash compensation for his Board duties. All cash and equity compensation paid to, or earned by, Mr. Schoeneck in fiscal year 2015 in his capacity as the Company's President and Chief Executive Officer is reflected in the executive compensation tables set forth above.

Name	Fees Earned or Paid in Cash ($)	Option and Restricted Stock Unit Awards ($)(1)(2)	Total ($)
Vicente Anido, Jr., Ph.D	67,500	119,979	187,479
Karen A. Dawes	82,500	119,979	208,479
Louis J. Lavigne, Jr	75,000	119,979	194,979
Samuel R. Saks, M.D.	70,000	119,979	189,979
Peter D. Staple	90,000	119,979	209,979
David B. Zenoff, D.B.A	75,000	119,979	194,992

(1)
The amounts shown represent the grant date fair value of stock options and restricted stock awards granted in fiscal year 2015 calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 11 "Stock-Based Compensation" in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on February 26, 2016.

(2)
The aggregate number of shares subject to outstanding stock options held by each director serving on the Board as of December 31, 2015 was as follows: 80,465 shares for Mr. Anido; 150,645 shares for Ms. Dawes; 60,645 shares for Mr. Lavigne; 80,645 shares for Dr. Saks; 140,645 shares for Mr. Staple; and 165, 645 shares for Dr. Zenoff.

The aggregate number of shares subject to outstanding restricted stock awards held by each director serving on the Board as of December 31, 2015 was 3,863 shares.

 REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2015 with the Company's management and the registered public accounting firm;

  •
  discussed with Ernst & Young LLP, the Company's registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board;

  •
  received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the auditors their independence:

  •
  based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC; and

  •
  instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Louis J. Lavigne, Jr. Vicente Anido, Jr., Ph.D. Karen A. Dawes

Relationship with Independent Registered Public Accounting Firm

        General.    Ernst & Young LLP has been the Company's independent registered public accounting firm since the Company's inception. In accordance with standing policy and independence rules, Ernst & Young LLP periodically changes the personnel who work on the audit.

        Audit Fees.    Aggregate fees for audit services provided by Ernst & Young LLP totaled approximately $1,340,000 for 2015 and approximately $819,800 for 2014, including fees associated with the annual audit of the Company's consolidated financial statements, effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports.

        Audit-Related Fees.    Aggregate fees for audit-related services provided by Ernst & Young LLP totaled approximately $285,000 for 2015 and related to audit services provided in connection with the Nucynta acquisition. Aggregate fees for audit-related services were $253,715 for 2014 which included assistance with and review of the Company's convertible notes offering, which closed on September 9, 2014, the amendment of certain of the Company's agreements related to the Company's October 2013 transaction with PDL BioPharma, Inc. recorded during the fourth quarter of 2014, the Company's Registration Statements on Form S-3 filed with the SEC on July 15, 2014 and Form S-8 filed with the SEC on May 23, 2014 and related matters.

        Tax Fees.    Tax fees for tax services provided by Ernst & Young LLP were $30,000 and $0 for 2015 and 2014, respectively.

        All Other Fees.    There were no other services provided by Ernst & Young LLP for 2015 and 2014 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit and tax fees described above under "Relationship with Independent Registered Public Accounting Firm".

        The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Equity Compensation Plan Information

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans during the fiscal year ended December 31, 2015. The

Company's equity compensation plans as of December 31, 2015 include the 2004 Plan, the 2014 Plan and the Company's 2004 Employee Stock Purchase Plan (the "ESPP Plan").

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	7,901,252	(1)	$11.73	3,131,649	(2)
Equity compensation plans not approved by security holders	—		—	—

	7,901,252		$11.73	3,131,649

(1)
The number of securities in column (a) includes 7,221,023 options with a weighted-average remaining life of 7.3 years and 680,229 shares of restricted stock units.

(2)
The number of securities in column (c) includes (i) 2,759,767 shares available for issuance under the 2014 Plan and (ii) 371,882 shares available for issuance under the ESPP Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan.

 PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting, shareholders will vote on the election of six directors to serve for a one-year term until the 2017 Annual Meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated Peter D. Staple, Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, M.D., James A. Schoeneck and David B. Zenoff, D.B.A. for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The proxies being solicited will be voted for no more than six nominees at the Annual Meeting. The directors will be elected by a majority of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
FOR DIRECTOR.

PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER
THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

        The Company's Amended and Restated 2014 Omnibus Incentive Plan (the "2014 Plan") provides for the issuance of long-term incentive compensation, including equity-based awards, to our eligible employees, consultants and non-employee directors. As of March 10, 2016, 437,273 shares remained available for issuance under the 2014 Plan. We are seeking shareholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 2,400,000 shares. This increase of 2,400,000 shares represents approximately 3.9% of the Company's outstanding shares of common stock as of March 10, 2016.

        The following table sets forth certain information about the 2014 Plan and 2004 Plan:

Number of new shares being authorized	2,400,000
Number of shares available for future awards at March 10, 2016	437,273
Number of shares relating to outstanding stock options at March 10, 2016	8,635,444
Number of shares outstanding at March 10, 2016 relating to awards of restricted stock units	1,178,649
Maximum option term	10 years
Minimum option exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options	7.67 years
Weighted average exercise price of outstanding options as of March 10, 2016	$12.29
Total number of shares available for future awards if this proposal is approved	2,837,273

        The foregoing table does not reflect the 371,882 shares available for issuance under the ESPP Plan as of March 10, 2016. The potential dilution from the 2,400,000 share increase requested to be approved by shareholders is approximately 3.9% as of March 10, 2016, assuming all 2,400,000 shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.

        In addition to overall dilution, the Compensation Committee considered annual dilution from the Company's equity incentive plans in approving the share increase under the 2014 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company's dilution under the 2014 Plan for fiscal 2015 was 2.9%.

        The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company's equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity Incentive Plans for the past three years, as set forth in the following table:

	Options Granted	Full-Value Shares Granted	Total Granted = Options+Adjusted Full-Value Shares	Weighted Average Number of Common Shares Outstanding	Burn Rate
Fiscal 2015	1,990,025	522,216	2,512,241	60,116,530	4.18%
Fiscal 2014	2,359,057	461,760	2,820,817	58,292,633	4.84%
Fiscal 2013	1,769,363	394,587	2,163,950	56,736,009	3.81%

        The three-year average burn rate is 4.3%.

        An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of Company common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company's overhang would increase from approximately 14.4% to approximately 17.2% as of March 10, 2016, and would decline as awards are exercised and/or become vested.

        When considering the number of additional shares to add to 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 2,400,000 shares to be added to the 2014 Plan is expected to satisfy the Company's equity compensation needs for at least one year of similar levels of awards. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.

Promotion of Good Corporate Governance Practices

        We have designed the 2014 Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders' interests. These provisions include, but are not limited to, the following:

  •
  No Discounted Options or Stock Appreciation Rights ("SARs"). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

  •
  No Repricing without Shareholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of the Company's common stock, the Company cannot, without stockholder approval, "reprice" those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

  •
  No Liberal Share Recycling. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by us in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

  •
  No "single-trigger" equity vesting upon a "change in control," except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

  •
  No Dividends on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance awards.

  •
  Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units ("RSUs") or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.55 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

  •
  No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

  •
  No Evergreen Provision. There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

  •
  Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by the Company under any clawback policy that may be adopted by the Company.

Section 162(m) of the Code

        The Board believes that it is in the best interests of us and our stockholders to continue to provide for an equity incentive plan under which compensation awards made to our executive officers are eligible to qualify for deductibility by us for federal income tax purposes. Accordingly, the 2014 Plan is designed to permit the grant of awards that are intended to qualify as "performance-based compensation" not subject to the $1,000,000 deductibility cap under Section 162(m) of the Code ("Section 162(m)"), however, there can be no guarantee that amounts payable under the 2014 Plan will be treated as qualified "performance-based compensation" under Section 162(m). In general, under Section 162(m), in order for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our chief executive officer or any of our three other most highly compensated executive officers (other than our chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by stockholders at least once every five years. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the 2014 Plan, each of these aspects is discussed below, and approval of this proposal will constitute approval of each of these aspects of the 2014 Plan for purposes of the approval requirements of Section 162(m).

        The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix A.

Description of the 2014 Plan

        Purpose.    The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.

        Administration.    The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. The Compensation Committee has the power to amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient, (ii) consented to by the award recipient or (iii) an adjustment resulting from certain corporate transactions.

        The Compensation Committee supervises the 2014 Plan's administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.

        The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to shareholder approval as required by the exchange upon which the Company's common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of the Company's shareholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after the date that is the 10 year anniversary of the effective date of the plan.

        Eligibility and Types of Awards.    All of the Company's employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 10, 2016, approximately 478 individuals were eligible to participate in the 2014 Plan, including our executive officers and non-employee directors. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.

        Available Shares.    Taking into account proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in our capitalization, may not exceed 2,837,273 shares, which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.55 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of commons stock. No further awards have been or will be granted under the Company's 2004 Equity Incentive Plan since the date of the original shareholder approval of the 2014 Plan.

        Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan. The aggregate number of shares of common stock that may be granted pursuant to incentive stock options may not exceed 6,437,237.

        Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.

        Individual Limits.    For purposes of compliance with Section 162(m), the following limitations apply to any awards made under the 2014 Plan: (i) no employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of commons stock; (ii) no employee may be granted during any calendar year performance awards intended to satisfy Section 162(m) of the Code in the form of a stock award (other than Options or SARs) covering or relating to more than 2,000,000 shares of common stock; and (iii) no employee may be granted during any calendar year performance awards intended to satisfy Section 162(m) of the Code that are cash awards or restricted stock unit or performance unit awards that may be settled solely in cash having a value determined on the grant date in excess of $5,000,000.

        Adjustment.    In the event of certain corporate transactions or changes in the Company's capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company's capitalization.

        Awards under the 2014 Plan.    The following types of awards may be granted under the 2014 Plan:

        Stock Options.    A stock option is a right to purchase the Company's common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company's common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Code), which have certain tax advantages for recipients, or non-qualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee, provided, however, that except in connection with a change in control (as defined in the 2014 Plan) or upon death or disability, the vesting of stock options granted to employees will be no earlier than one (1) year from the date of grant. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common shareholders.

        Stock Appreciation Rights.    The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company's common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company's common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee, provided, however, that except in connection with a change of control (as defined in the 2014 Plan) or upon death or disability, the vesting of stock appreciation rights granted to employees will be no earlier than one (1) year from the date of grant.

        The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common shareholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no remuneration for the shares.

        Restricted Stock.    A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.

        Restricted Stock Units.    A restricted stock unit is a notional share of the Company's common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock units granted to participants will vest.

        The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.

        Performance Awards.    A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company's common stock or other awards or property, in the discretion of the Compensation Committee.

        Performance awards may be structured as "qualified performance-based compensation" under Section 162(m) of the Code, or qualified performance awards. For qualified performance awards, performance goals must be established by the Compensation Committee prior to the earlier of

(i) 90 days after the commencement of the period of service to which the performance goals relate or (ii) the lapse of 25% of the period of service. A performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of the Company's business units or the Company as a whole, or by comparison with a peer group of companies, and must be based on one or more of the criteria set forth under the 2014 Plan, which are: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

        Awards intended to be qualified performance awards may not be adjusted upward but the Compensation Committee has discretion to adjust such awards downward, either on a formula or discretionary basis or any combination thereof.

        Other Stock-Based Awards.    The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.

        Cash Awards.    The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.

        Dividends and Dividend Equivalents.    Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

        Termination of Employment.    The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.

        Change in Control.    In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.

        In the absence of an affirmative determination by the Compensation Committee, each outstanding award will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation") unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non-employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

        Assignment of Interests Prohibited.    Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.

        Restrictions.    No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.

        Clawback.    Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company.

        Tax Withholding.    The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company's common stock previously owned by the holder of the award.

        Unfunded Plan.    The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company's obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company's property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

        If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

        Stock Appreciation Rights.    An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company's common stock on the date of exercise.

        Restricted Stock.    Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant's termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.

        Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.

        Restricted Stock Units.    Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.

        Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their awards.

        It is the intent of the Company that certain performance awards granted to persons who are designated by the Committee as likely to be covered employees within the meaning of Code Section 162(m) and regulations thereunder (generally including the chief executive officer and the three most other highly-compensated executive officers other than the chief financial officer) shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The rules and regulations promulgated under Section 162(m), however, are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2014 Plan will be deductible under all circumstances, or that the Committee will in all cases elect to stay within the applicable time limits under the Plan or under Section 162(m) necessary to ensure the deductability of executive compensation.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant's income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.

New Plan Benefits

        The terms and number of options or other awards to be granted in the future under the 2014 Plan will be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our executive officers or other eligible employees or non-employee directors cannot be determined at this time. Information about awards granted in fiscal year 2015 under the 2014 Plan to the Company's named executive officers can be found in the table under the heading "2015 Grants of Plan-Based Awards" on page 25 of this proxy statement.

        As of March 10, 2016, the closing price on the NASDAQ Global Market of the common stock of the Company was $15.19 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE 2014 PLAN.

 PROPOSAL 3

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER
THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

        The Company's Amended and Restated 2004 Employee Stock Purchase Plan (the "ESPP") provides eligible employees with the opportunity to purchase our common stock at a discounted price. As of March 10, 2016, 371,882 shares remained available for issuance under the ESPP. We are seeking shareholder approval of a proposal to increase the number of shares available for issuance under the ESPP by 500,000 shares. This increase of 500,000 shares represents approximately 0.8% of the Company's outstanding shares of common stock as of March 10, 2016.

        We believe that the ESPP is in the best interest of stockholders, as it enhances broad-based employee stock ownership; enables the Company to attract, motivate and retain the best employees with a market-competitive benefit; and does so at a reasonable cost to stockholders. We are proposing an increase in the number of shares authorized and reserved for issuance under the ESPP to enable us to continue providing this benefit to new and current employees. Our Board believes that the Company's interests are best advanced by aligning stockholder and employee interests. The ESPP is intended to provide the Company's and its subsidiaries' eligible employees with an opportunity to participate in the Company's success by permitting them to acquire an ownership interest in the Company through periodic payroll deductions that will be applied towards the purchase of shares of our common stock at a discount from the market price.

        The proposed additional 500,000 shares being requested under this proposal represents potential dilution of approximately 0.8% as of March 10, 2016 (potential dilution for this purpose is determined by dividing the 500,000 additional shares by the total number of common stock outstanding as of March 10, 2016). The dilution attributable to the ESPP for fiscal 2015 was 0.27% (which was determined by dividing the number of shares issued under the ESPP during fiscal 2015 by the total number of common stock outstanding as of December 31, 2015). The Board believes that this is a reasonable amount of potential dilution and generally in line with that of our peer companies.

        We monitor our long-term dilution as a result of the ESPP by tracking the number of shares actually purchased and issued under the ESPP on an annual basis, expressed as a percentage of total shares outstanding and referred to as burn rate. Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans. Our ESPP burn rate for fiscal 2015 was 0.27%.

        Based upon the typical levels of participation in the ESPP over the last several years, we expect the additional 500,000 shares will be sufficient to cover purchases under the plan for at least the next 4.5 years. In approving the increase to the share pool under the ESPP, the Board determined that reserving shares sufficient for approximately 4.5 years of new purchases at historical rates is in line with the practice of our peer companies.

        The following description of the ESPP is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix B. To the extent that there is a conflict between this summary and the actual terms of the ESPP, the terms of the ESPP will govern.

Description of the Employee Stock Purchase Plan

        Purpose.    The purpose of the ESPP is to provide eligible employees of the Company and its designated subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and its designated subsidiaries, and to provide an incentive for continued employment. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

        Amendment/Termination.    The Board may at any time amend, terminate or extend the term of the ESPP; provided, however, that (i) any such termination cannot affect options previously granted under the ESPP; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders if such amendment would increase the number of shares under the ESPP or change the designation of the employees (or class of employees) eligible for participation in the ESPP. The ESPP will continue until the earliest to occur of (a) a termination of the ESPP by the Board (which termination may be effected by the Board at any time) or (b) issuance of all of the shares of common stock reserved for issuance under the ESPP. The Board may make amendments to the ESPP as it determines to be advisable, including changes with respect to current offering periods or purchase periods, if the continuation of the ESPP or any offering period would result in financial accounting treatment for the ESPP that is different from the financial accounting treatment in effect on the date our Board adopted the ESPP.

        Eligibility.    Generally, individuals are eligible to participate in the ESPP if they are employed by the Company or any participating subsidiary for at least 20 hours per week for at least five months in any calendar year. However, no person may participate in the ESPP if, immediately after the grant of the stock purchase rights under the ESPP, such person will own stock possessing five percent or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary. Further, no employee's right to purchase common stock under the ESPP may accrue at a rate which exceeds $25,000 per year and no employee may purchase more than 3,000 shares per purchase period.

        As of March 10, 2016, approximately 478 employees were eligible to participate in the ESPP.

        Administration.    The Compensation Committee of the Board administers the ESPP and has full and exclusive authority to interpret the terms of the ESPP and determine eligibility, subject to the limitations of Section 423 of the Code. All decisions of the Compensation Committee are final and binding on all participants.

        Number of Shares of Common Stock Available under the ESPP.    Subject to adjustment as provided below, if this proposal is approved by stockholders, a maximum of 871,882 shares will be available for issuance pursuant to the ESPP. Shares issued under the ESPP may consist, in whole or part, of authorized but unissued shares or treasury shares reacquired in private transactions or open market purchases. All shares issued under the ESPP will be counted against the maximum share limit.

        Offering Periods.    The ESPP provides for offering periods of six months commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Compensation Committee). Each offering period consists of a six month purchase period during which participants' payroll deductions accumulate. The Compensation Committee has the power to change the duration of offering periods prior to the relevant offering period.

        Enrollment and Contributions.    Eligible employees may elect to participate in the ESPP by providing a subscription agreement to the Company at such time as specified by the Compensation Committee. Subscription agreements will remain in effect for subsequent offering periods unless a participant withdraws or terminates further participation in the ESPP. An eligible employee may authorize a salary deduction of any whole percentage up to a maximum of fifteen percent (15%) of the employee's compensation (as defined in the ESPP). Subject to any limitations imposed by the administrator, eligible employees can increase, decrease or discontinue their deductions and corresponding participation in the ESPP for Offering Periods by filing new authorization forms (or in such other manner as permitted by the administrator). If a participant elects to discontinue payroll deductions but does not elect to withdraw his or her funds from the ESPP, funds deducted prior to such election to discontinue participation will be used to purchase shares on the last day of the Offering Period.

        Purchase of Shares.    On the last business day of each offering period, each participating employee's payroll deductions are used to purchase shares for the employee at a 15% discount from the lesser of the fair market value of a share of common stock on the first or last day of the period. Any excess payroll deductions not applied to the purchase of shares will be refunded to each participant; provided that any amount representing a fractional share will be carried forward and applied to the next offering period (unless requested otherwise by the participant pursuant to procedures established by the administrator). As of March 10, 2016, the fair market value of our common stock was $15.19 per share. During any single year, no employee may purchase more than $25,000 of shares under the ESPP (based on market value on the applicable enrollment date(s)) or 3,000 shares in any purchase period.

        Withdrawal; Termination of Participation.    A participant may withdraw from the ESPP by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Upon withdrawal from the ESPP, accumulated payroll deductions will be returned to the participant, without interest, and the participant's interest in the ESPP will terminate. Following a withdrawal, the participant may not resume participation in the ESPP during the same offering period but may participate in future offering periods by filing a new subscription agreement. Participation in the ESPP ends upon termination of a participant's employment for any reason, including retirement, death or the failure to remain an eligible employee of the Company or a subsidiary. In such event, the payroll deductions credited to the participant's account will be returned without interest.

        Capital Changes.    The number and type of shares of common stock covered by each option under the ESPP which has not yet been exercised and the number and type of shares of common stock which have been authorized for issuance under the ESPP, as well as the price per share of common stock covered by each unexercised option, will be proportionately adjusted by the Compensation Committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a stock split, stock dividend, combination or reclassification of the Company's common stock or any other increase or decrease in the number of issued and outstanding shares of Company common stock effected without receipt of any consideration by the Company.

        In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a change in control (as defined in the ESPP), the Board will shorten the offering period then in progress by setting a new purchase date prior to the closing date of the change in control.

        The Compensation Committee may also, if it so determines in its sole discretion, make provision for adjusting the number of shares authorized for issuance under the ESPP, as well as the price per share of common stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, or in the event of the Company being consolidated with or merged into any other corporation.

        Non-Transferability.    Rights granted under the ESPP may not be transferred by a participant and may be exercised during a participant's lifetime only by the participant.

        New Plan Benefits.    The actual number of shares that may be purchased by any individual under the ESPP is not currently determinable because the number is determined, in part, based on future contribution elections of individual participants and the purchase price of the shares, which is not determined until the last day of each offering period.

        Aggregate Purchases under the ESPP.    The table below shows, as to each Named Executive Officer and the various indicated groups, the aggregate number of shares of Company common stock purchased under the ESPP. Non-employee directors are not eligible to participate in the ESPP. The closing price of our common stock on December 31, 2015 was $18.13.

Name	Aggregate Number of Purchased Shares
Named Executive Officers:
James A. Schoeneck	17,342
August J. Moretti	8,683
Matthew M. Gosling	33,364
Thadd M. Vargas	59,028
R. Scott Shively	—
All current executive officers as a group (6 persons)	153,983
All employees, excluding current executive officers	1,974,135

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to the purchase of shares under the ESPP are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as of the date hereof with respect to such purchases. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income generally will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years after the first day of the applicable offering period in which such shares were acquired and more than one year after the applicable date of purchase, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% (or such lesser discount as the Compensation Committee may establish) of the fair market value of the shares as of the first day of the applicable offering period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a "disqualifying disposition"), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE ESPP.

 PROPOSAL 4

REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Introduction

        We are seeking shareholder approval to grant the Board discretionary authority to change the Company's state of incorporation from California to Delaware (the "Reincorporation"), if our shareholders approve this Proposal, the Board will have the sole discretion, until the 2017 Annual Meeting of Shareholders, to effect the Reincorporation. The Board has unanimously approved effecting the Reincorporation, subject to approval by our shareholders, securing certain third-party consents and approvals that the Board determines are in the best interests of the Company to obtain and other factors that the Board may consider. If authorized by the Board, the Reincorporation will be effectuated pursuant to the terms of a merger agreement providing for us to merge into a newly formed, wholly-owned subsidiary of the Company incorporated in the State of Delaware ("Depomed-Delaware"). The name of the Company after the Reincorporation will remain "Depomed, Inc." Even if our shareholders approve this Proposal, the Board reserves the right not to effect any Reincorporation if the Board does not deem it to be in the best interests of the Company's shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company's shareholders. If this Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reincorporation. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of California is referred to as "Depomed-California" or as "we" or "us."

        Shareholders are urged to read this proposal carefully, including the exhibits attached to this Proxy Statement, before voting on the Reincorporation Proposal. The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the "Reincorporation Agreement") that will be entered into in the event of Reincorporation by Depomed-California and Depomed-Delaware in substantially the form attached hereto as Appendix C, the Certificate of Incorporation of Depomed-Delaware to be effective immediately following the Reincorporation (the "Delaware Certificate"), in substantially the form attached hereto as Appendix D, and the Bylaws of Depomed-Delaware to be effective immediately following the Reincorporation (the "Delaware Bylaws"), in substantially the form attached hereto as Appendix E. Copies of the Articles of Incorporation of Depomed-California filed in California, as amended to date (the "California Articles"), and the Bylaws of Depomed-California, as amended to date (the "California Bylaws"), are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices. Additionally, we will send copies to shareholders free of charge upon written request to Depomed Inc., Attention: Corporate Secretary, at 7999 Gateway Blvd., Suite 300, Newark, CA 94560.

Reasons for the Reincorporation

        Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation, should the Board choose to effect it, would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own. The principal factors the Board considered in deciding to pursue and recommending that our shareholder approve the proposed Reincorporation are summarized below:

  •
  greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

  •
  access to specialized courts;

  •
  enhanced ability of Delaware corporations to attract and retain directors and officers; and

  •
  more certainty with respect to indemnification and limitation of liability for directors.

        Predictability, Flexibility and Responsiveness of Delaware Law.    Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware legislature is sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, it is anticipated that Delaware law provides efficiency, predictability and flexibility in our legal affairs than is presently available under California law.

        Access to Specialized Courts.    Delaware offers a system of specialized Chancery Courts to adjudicate cases involving corporate law issues. These courts have developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware's corporate law and have streamlined procedures and processes that help provide relatively quick decisions. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, from criminal to civil (including personal injury and marital dissolution cases) or, if federal jurisdiction exists, a federal district court.

        Enhanced Ability to Attract and Retain Directors and Officers.    The Board believes that the Reincorporation enhances our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under California law. The Board believes that the Reincorporation provides appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. Note that directors' personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

        More Certainty Regarding Indemnification and Limitation of Liability for Directors.    In general, both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions further discussed in "Elimination of Director Personal Liability for Monetary Damages" below. The increasing frequency of claims and litigations directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is our desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of the Company and its shareholders. We believe that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Proposal may therefore not be aligned with the interests of the shareholders.

Mechanics of the Reincorporation

        If the Proposal is approved by our shareholders the Board, in its sole discretion, will determine whether the Reincorporation is in the best interests of the Company and its shareholders. Should the Board choose to exercise this discretion and effect the Reincorporation, the Reincorporation will be effectuated by the merger of Depomed-California with and into Depomed-Delaware, a wholly-owned subsidiary of the Company that recently has been incorporated under the Delaware General Corporation Law (the "DGCL") for purposes of the Reincorporation. The Company, as it currently exists as a California corporation, will cease to exist as a result of the merger, and Depomed-Delaware will be the surviving corporation and will continue to operate our businesses as they were operated prior to the Reincorporation. The existing holders of our common stock will own all of the outstanding shares of Depomed-Delaware common stock, and there will be no change in number of shares owned by or in the percentage ownership of any shareholder as a result of the Reincorporation. Assuming approval of the Reincorporation Proposal at the Annual Meeting and a decision by our Board to consummate with the Reincorporation, we currently anticipate that we will effectuate the Reincorporation as soon as reasonably practicable thereafter. In the Reincorporation, all outstanding equity awards, including stock options to purchase Depomed-California common stock and restricted stock units representing the right to receive Depomed-California common stock upon vesting, that are outstanding under Depomed-California's equity incentive plans, including its Amended and Restated 2004 Equity Incentive Plan, its Amended and Restated 2014 Omnibus Incentive Plan and its Amended and Restated 2004 Employee Stock Purchase Plan (the "Equity Plans"), as well as options, restricted stock units or other equity awards granted under the Equity Plans in the future, will automatically be assumed by Depomed-Delaware and will represent an option or restricted stock unit, as applicable, to acquire or receive shares of Depomed-Delaware on the basis of one share of Depomed-Delaware common stock for each one share of Depomed-California common stock relating to such award and, in the case of stock options, at an exercise price equal to the exercise price of the Depomed-California option. Other than a change in the identity of the corporation to which the awards granted under the Equity Plans are subject, the terms and conditions of these equity awards will not change. In particular, the merger of Depomed-California into Depomed-Delaware will not be treated as a "Change in Control" under any of the Equity Plans, and therefore the provisions of the Equity Plans that provide for more favorable treatment to holders of awards in that event will not apply.

        If and at the time and date on which the Reincorporation becomes effective (the "Effective Time"), we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and the California Bylaws, they also include certain provisions that are different from the provisions contained in the California Articles and the California Bylaws or under the California General Corporation Law (the "CGCL"), as described in more detail below.

Changes to the Business of the Company as a Result of the Reincorporation

        Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or capitalization of the Company, nor will it result in any change in location of our current officers or employees. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 7999 Gateway Blvd., Suite 300, Newark, CA 94560. The consolidated financial condition and results of operations of Depomed-Delaware immediately after consummation of the Reincorporation will be the same as those of Depomed-California immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Directors of Depomed-Delaware will be comprised of the persons who were elected to the Board of Directors of Depomed-California at the Annual Meeting and will continue to serve until the next annual stockholders' meeting and until their successors are elected. There will be no changes in our executive officers or in their responsibilities. Upon effectiveness of the Reincorporation, Depomed-Delaware will be the successor in interest to Depomed-California, and the stockholders will become stockholders of Depomed-Delaware, owning the same number of shares of its common stock as they owned of Depomed-California's common stock.

        All of our employee benefit and incentive compensation plans existing immediately prior to the Reincorporation, including the Equity Plans, will be continued by Depomed-Delaware, and, as described above, each outstanding option to purchase shares of Depomed-California's common stock and each outstanding restricted stock unit representing the right to receive one share of Depomed-California common stock upon vesting will be converted into an option to purchase the same number of shares of Depomed-Delaware's common stock or a restricted stock unit relating to the same number of shares of Depomed-Delaware's common stock on the same terms, at the same price, and subject to the same conditions. The registration statements of Depomed-California on file with the SEC immediately prior to the Reincorporation will be assumed by Depomed-Delaware, and the shares of Depomed-Delaware will continue to be listed on NASDAQ.

        IN THE EVENT OF A REINCORPORATION, DEPOMED-CALIFORNIA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF DEPOMED-DELAWARE UPON THE EFFECTIVENESS OF THE REINCORPORATION. SHAREHOLDERS WHO HOLD DEPOMED-CALIFORNIA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR DEPOMED-CALIFORNIA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE REINCORPORATION. The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or CGCL, may be changed to reduce the benefits that the Board is seeking to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although we do not know of any such changes under consideration. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. We will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are materially changed.

Anti-Takeover Implications

        In performing its fiduciary obligations to its shareholders and in light of the recent hostile bid by Horizon Pharma, plc seeking to acquire the Company in an unsolicited all-stock exchange offer, our Board has evaluated the Company's vulnerability to potential unsolicited bidders and ability to respond to such unsolicited bids. In the course of such evaluation, our Board has considered, and may consider in the future, defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder where the bid is considered inadequate, unfair or coercive.

        Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions in the DGCL that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. The Reincorporation was not proposed to prevent such a change in control; nor is it a response to any specific attempt to acquire control known to our Board.

        Nevertheless, the Reincorporation may have certain anti-takeover effects by virtue of the Company being subject to Delaware law instead of California law. For example, Section 203 of the DGCL generally prohibits certain "business combinations" (including mergers, sales and leases of assets, issuances of securities and similar transactions) with "interested stockholders" (generally a person who beneficially owns 15% or more of a corporation's voting stock) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an "interested stockholder," the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the outstanding voting stock of the corporation approves the transaction, excluding shares held by the interested stockholder.

        Our Board believes that unsolicited takeover attempts maybe unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; (c) involve the acquisition of only a controlling interest in our Company's stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits; or (d) be predicated on confidential and/or proprietary information that is not generally known by our shareholders, thereby creating a disparity of information that could negatively prejudice our shareholders. By contrast, in a transaction in which an acquirer must negotiate with our Company, our Board would evaluate our Company's assets and business prospects to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid.

        Although our Board believes the advantages of the Reincorporation outweigh the disadvantages, our Board has carefully considered and will continue to carefully consider the detriments of the Reincorporation proposal. These include the possibility that future takeover attempts that are not approved by our Board, but which a majority of our shareholders may nonetheless deem to be in its best interests, may be discouraged. In addition, to the extent that the provisions of the DGCL would better enable the board of directors of Depomed-Delaware to resist a takeover or a change in control, it could become more difficult to remove existing directors and management.

Possible Negative Considerations

        Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, Delaware law has been criticized by some commentators and shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in certain other states, including California. In addition, the Delaware Certificate and the Delaware Bylaws, in comparison to the California Articles and the California Bylaws, contain certain provisions that may have the effect of reducing the rights of minority shareholders. The Reincorporation may have the effect of making it more difficult for minority shareholders to call special meetings of shareholders. In addition, the minimum annual franchise taxes payable by us in Delaware may be greater than in California.

        The members of the Board have considered the potential disadvantages of the Reincorporation and they have unanimously concluded at this time that the potential benefits of the Reincorporation outweigh the possible disadvantages of the Reincorporation.

Differences between the Charters and Bylaws of Depomed-California and Depomed-Delaware

        The following is a comparison of certain key provisions in the Articles of Incorporation and the Bylaws of Depomed-California and comparable provisions in the Certificate of Incorporation and the Bylaws of Depomed-Delaware, as well as certain provisions of California law and Delaware law. These comparisons summarize certain difference that shareholders may deem important, but are not intended to list all differences, and is qualified in its entirety by reference to those documents and to the respective General Corporation Laws of the States of California and Delaware. Shareholders are encouraged to read the Certificate of Incorporation and the Bylaws of Depomed-Delaware and the Articles of Incorporation and the Bylaws of Depomed-California, in their entirety. Copies of the Certificate of Incorporation and the Bylaws of Depomed-Delaware are attached as Appendices D and E, respectively, to this proxy statement, and the Articles of Incorporation and the Bylaws of Depomed-California are filed publicly as exhibits to the periodic reports we have previously filed with the SEC.

Provision	Depomed-California	Depomed-Delaware
Authorized Shares	200,000,000 shares of Common Stock, without par value.	200,000,000 shares of Common Stock, par value $0.0001 per share.
	5,000,000 shares of Preferred Stock, without par value.	5,000,000 shares of Preferred Stock, par value $0.0001 per share.
Vote Required to Approve Merger or Sale of Company
	Except in limited circumstances, California law requires the affirmative vote of a majority of the outstanding shares entitled to vote in order to approve a merger of the corporation or a sale of all or substantially all the assets of the corporation, including, in the case of a merger, the affirmative vote of each class of outstanding stock. The California Articles do not include super-majority voting requirements with respect to the approval of a merger or sale.	Substantially similar to California. The Delaware Certificate does not include super-majority voting requirements with respect to the approval of a merger or such an asset sale.

Provision	Depomed-California	Depomed-Delaware
50/90 Rule Restriction on Cash Mergers	Under California law, a merger may not be consummated for cash if the purchaser owns more than 50%, but less than 90%, of the then outstanding shares (the "50/90 Rule"), unless either (i) all the shareholders consent, which is not practical for a public company, or (ii) the California Department of Business Oversight approves the merger.	Delaware law does not have a provision similar to California's 50/90 Rule.

The 50/90 Rule may make it more difficult for certain acquirors to make an all cash acquisition of the Company if the acquisition were to be opposed by the Board of Depomed-California. Specifically, the 50/90 rule encourages an acquiror making an unsolicited tender offer to either tender for less than 50% of the outstanding shares or more than 90% of the outstanding shares. A purchase by such acquiror of less than 50% of the outstanding shares, however, does not allow the acquiror to gain ownership of a majority of the outstanding shares needed to approve a second step merger (for purposes of enabling the acquiror to acquire the remaining shares of the Company) and, therefore, creates risk for such an acquiror that such a favorable vote will not be obtained. On the other hand, a tender offer conditioned upon receipt of tenders from at least 90% of the outstanding shares also creates risk for the acquiror, because it is likely to be very difficult to obtain tenders from holders of at least 90% of the outstanding shares. Consequently, it is possible that these risks would discourage some potential acquirors from pursuing an all cash acquisition of the Company that is opposed by the Board of Directors.

Provision	Depomed-California	Depomed-Delaware
Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders	Section 1203 of the CGCL, which applies to mergers or corporate acquisition transactions with interested shareholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested shareholder that an affirmative opinion be obtained in writing as to the fairness of the consideration be received by the shareholders of the corporation being acquired.	Section 203 of the DGCL generally prohibits "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an "interested stockholder" who beneficially owns 15% or more of a corporation's voting stock, within three years after the person or entity becomes an interested stockholder, unless certain conditions, which are described in more detail above, are satisfied. Delaware corporation may elect not to be governed by Section 203 of the DGCL; however, Depomed-Delaware has not made such an election.

Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.
Bylaw Amendments
The California Bylaws may be amended by the affirmative vote of a majority of the outstanding shares or by action of the Board of Directors, except that (i) a bylaw or amendment reducing the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16 2/3% of the outstanding shares entitled to vote; and (ii) a bylaw or amendment may not change the maximum number of authorized directors to a number greater than two times the minimum number of directors minus one.
Under Delaware law, the stockholders possess the right to amend, alter or repeal the bylaws. In addition, the Delaware Certificate provides the Board the power to amend, alter or repeal the bylaws. The Delaware Bylaws may be amended by the Board or by the affirmative vote of the holders of a majority of the voting power of the Company's outstanding shares that are entitled to vote on the amendment. There are no similar requirements regarding the required size of the Board.
Shareholder Action by Written Consent	The Depomed-California Articles do not permit action by written consent of the shareholders.	The Depomed-Delaware Certificate does not permit action by written consent of the stockholders.

Provision	Depomed-California	Depomed-Delaware
Ability of Shareholders to Call Special Meetings	As prescribed by California law, the California Bylaws provide that a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President, or holders of shares entitled to cast not less than 10% of the votes at such meeting.	Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any person authorized to do so in the certificate of incorporation or the bylaws.
The Delaware Bylaws provide that a special meeting of shareholders may be called by the Board or stockholders owning shares representing not less than 25% of the voting power of the stock entitled to vote at such meeting.
Exclusive Forum Selection Provision	The California Bylaws contain an exclusive forum selection provision that requires certain legal actions, including shareholder derivative lawsuits, to be brought in courts located in California.
The Delaware Certificate and Bylaws contain an exclusive forum selection provision that requires certain legal actions, including stockholder derivative lawsuits, to be brought in courts located in Delaware.
Shareholder Proposal Notice Provisions
The California Bylaws provide that a written notice containing the name of any person to be nominated by any shareholder for election as a director of the Company or containing any shareholder proposal to be presented at an upcoming shareholders meeting must generally be received by the Secretary of the Company not less than 120 or more than 150 days prior to the first anniversary of the date the Company's proxy statement for the prior year's annual meeting was first released to shareholders; provided, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, such notice must be delivered no later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
The Delaware Bylaws contain notice provisions that are similar to those contained in the California Bylaws that require advance notice in order for a stockholder submitted director nomination or business proposal (other than proposals included in Depomed-Delaware's notice of meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to be properly brought before a stockholder meeting. These notice provisions are similar to the provisions in the California Bylaws except that, to be timely, the notice must be generally delivered not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the meeting.

Provision	Depomed-California	Depomed-Delaware
Change in Number of Directors	Under California law, a change in the number of directors must generally be approved by the shareholders, but the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or the bylaws, if the range has been approved by the shareholders.

The California Bylaws provide that the Board may fix the number of directors within a range between five to nine directors.	Under the DGCL, the number of directors will be fixed by or in the manner provided in the bylaws, unless the Delaware Certificate fixes the number of directors.
The Delaware Certificate does not fix the number of directors, but provides that the Board may by resolution fix the number of directors, subject to any minimum and maximum number of directors set forth in the Bylaws. The Delaware Bylaws provide that the Board may fix the number of directors within a range between five to nine directors.
Classified Board	The California Articles do not provide for a classified board. Instead, directors are elected annually.	The Delaware Certificate does not provide for a classified board. As a result, Depomed-Delaware's directors will be elected annually.
Filling Vacancies on the Board
The California Bylaws provide that vacancies on the Board not caused by removal may be filled by a majority of the directors then in office, regardless of whether they constitute a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled (e.g., vacancy by removal), by the Board.
The Delaware Certificate and Bylaws provide that any vacancies on the Board not caused by removal, shall be filled solely by the affirmative vote of a majority of the directors then in office. Under the Delaware Certificate and Bylaws either the Board, or the stockholders, may fill vacancies created by removal of a director via stockholder vote.
Removal of Directors
Under California law, any or all of the directors may be removed without cause if the removal is approved by the outstanding shares; provided that no director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.
Under Delaware law, directors may be removed with or without cause, provided that directors may only be removed for cause if a corporation has either a classified board or cumulative voting. Because the Depomed-Delaware Certificate does not establish a classified board or authorize cumulative voting, directors may be removed with or without cause.

Provision	Depomed-California	Depomed-Delaware
Cumulative Voting; Vote Required to Elect Directors; Majority Vote Standard	The California Articles and the California Bylaws disallow cumulative voting.
	Under the California Articles and Bylaws, each director is elected by a majority of the votes cast for his or her election.	The Delaware Certificate does not provide for cumulative voting. Under the Delaware Certificate and Bylaws, each director is generally elected by a majority of the votes cast for his or her election.
Indemnification
California law requires indemnification when the indemnitee has defended the action successfully on the merits. Expenses incurred by an officer or director in defending an action may be paid in advance, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. California law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.
The California Articles authorize indemnification to the fullest extent permissible under California law.
The DGCL generally requires a corporation to indemnify a current or former director or officer against expenses incurred in defending a proceeding related to such person's service to the corporation to the extent such person has been successful on the merits or otherwise in such proceeding. In addition, Delaware law generally provides that a corporation may indemnify, among others, its present and former directors and officers against expenses (including attorney's fees), judgments, fines and amounts paid in settlement of actions, if certain requirements are met including that the individual acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation ; except that no indemnification may be paid for judgments and settlements in actions by or in the right of the corporation.

A Delaware corporation generally may not indemnify a person against expenses to the extent the person is adjudged liable to the corporation.
The Delaware Bylaws generally provide that Depomed-Delaware will indemnify, to the fullest extent authorized by the DGCL, among others, any person who was or is a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company against all expense, liability and loss (including attorneys' fees) incurred by such person in connection, therewith, subject to certain exceptions.

Provision	Depomed-California	Depomed-Delaware
Elimination of Director Personal Liability for Monetary Damages	California law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•

Intentional misconduct or knowing and culpable violation of law;

•

Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•

Receipt of an improper personal benefit;

•

Acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders;

•

Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;

•

Transactions between the corporation and a director who has a material financial interest in such transaction; or

•

Liability for improper distributions, loans or guarantees.

The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under California law.

The DGCL permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•

Breaches of the director's duty of loyalty to the corporation or its shareholders;

•

Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•

The payment of unlawful dividends or unlawful stock repurchases or redemption under Section 174 of the DGCL; or

•

Transactions in which the director derived an improper personal benefit.

Such a limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve the Company or the directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

The Delaware Certificate eliminates the liability of directors for monetary damages to the fullest extent permissible under the DGCL.

Provision	Depomed-California	Depomed-Delaware
Dividends and Repurchases of Shares	Under California law, a corporation may not make any distribution to its shareholders or repurchase its shares unless either:

•

The amount of retained earnings of the corporation immediately prior to the distribution or payment of the price of the shares being repurchased equals or exceeds the sum of (i) the amount of the proposed distribution, plus (ii) the preferential dividends arrears amount, if any; or

•

Immediately after the distribution or share repurchase, the value of the corporation's assets would equal or exceed the sum of its total liabilities, plus the preferential rights amount, if any.

For purposes of determining whether a California corporation meets either of these tests, the determination may be based on any of the following:

•

The corporation's financial statements;

•

A fair valuation; or

•

Any other method that is reasonable under the circumstances.

These tests are applied to California corporations on a consolidated basis.

The DGCL is more flexible than California law with respect to payment of dividends and the implementation of share repurchase programs. The DGCL generally provides that a corporation may redeem or repurchase its shares out of its surplus. Surplus is defined as the excess of a corporation's net assets (i.e., its total assets minus its total liabilities) over a corporation's statutory capital, which the Board may generally increase or decrease by resolution, subject to a statutory requirement that at a minimum a corporation's capital must equal the aggregate par value of its issued shares.

Interest of the Company's Directors and Executive Officers in the Reincorporation

        The shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may provide officers and directors of the Corporation with more clarity and certainty in the reduction of their potential personal liability in their fiduciary roles for the Corporation, and to strengthen the ability of directors to resist takeover bids on behalf of shareholders. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this proposal and will continue to consider these interests in deciding whether to exercise its discretion to effect the Reincorporation at any time prior to the 2017 Annual Meeting of the Shareholders.

Certain U.S. Federal Income Tax Consequences

        The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations promulgated under the Code by the U.S. Treasury

Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the "IRS"), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

        This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a "straddle," "hedge," "constructive sale," or "conversion transaction," persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

        This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses "U.S. persons" for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are, for U.S. federal income tax purposes:

  •
  Individuals who are citizens or residents of the United States;

  •
  Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

  •
  Estates the income of which is subject to U.S. federal income taxation regardless of its source;

  •
  Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

  •
  Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

        If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

        This discussion does not purport to be a complete analysis of all of the Reincorporation's tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation.

        The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Reincorporation qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of Depomed-California common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of the Depomed-Delaware common stock held by each holder immediately following the consummation of the Reincorporation will equal the aggregate tax basis of the Depomed-California common stock converted therefor and (c) the holding period of the Depomed-Delaware common stock held by each holder following the consummation of the Reincorporation will include the period during which such holder held the Depomed-California common stock converted therefor.

Vote Required

        Approval of the Reincorporation requires the affirmative vote of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting.

        Shareholders are urged to read this proposal carefully, including all of the related Exhibits attached to this Proxy Statement, before voting on Shareholder approval of the Reincorporation. The discussion above is qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Appendix C, the Delaware Certificate in substantially the form attached hereto as Appendix D, and the Delaware Bylaws in substantially the form attached hereto as Appendix E.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF GRANTING THE BOARD DISCRETIONARY AUTHORITY TO EFFECT THE REINCORPORATION.

 PROPOSAL 5

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Section 14A of the Exchange Act require that we provide our shareholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the 2011 Annual Meeting, our shareholders indicated their preference that the Company solicit a non-binding, advisory approval of the compensation of our named executive officers annually. The Board has adopted a policy that is consistent with that preference.

        The Board realizes that executive compensation is an important matter for our shareholders. Our executive compensation program is described in detail in the Compensation Discussion and Analysis ("CD&A") section of this Proxy Statement. Our program is designed to align the interests of executives and shareholders by providing a competitive balance of cash and equity compensation, benefits and development in order to attract and retain needed talent and create a collaborative, high-performing work environment that contributes to the Company's overall success.

        Before you vote, we urge you to read the CD&A section of this Proxy Statement for details regarding the Company's executive compensation program, including our executive compensation philosophy, components of executive compensation, corporate and individual performance assessments, and compensation decisions for the named executive officers for the 2015 fiscal year. The Board believes the information provided in the CD&A section demonstrates that the Company's executive compensation program is designed appropriately and ensures management's interests are aligned with our shareholders' interests to support the creation of shareholder value.

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

        We ask our shareholders to vote on the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE NAMED EXECUTIVE OFFICER
COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit the financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2016. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Selection of the Company's independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

 OTHER MATTERS

        At of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDERS SHARING THE SAME ADDRESS

        In accordance with notices previously sent to many shareholders who hold their shares through a bank, broker or other holder of record (a "street-name shareholder") and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as "householding," is intended to reduce the Company's printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Shareholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (510) 744-8000 or by mail at the address listed under "FORM 10-K" below. The voting instruction sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact the Company as indicated above.

FORM 10-K

        The Company will mail without charge to any shareholder upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 including the financial statements, schedules and a list of exhibits. Requests should be sent to Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560, Attn: Investor Relations.

 SHAREHOLDER PROPOSALS

        Advance Notice Provisions:    The Company's Bylaws, as amended, currently provide that advance notice of a shareholder's proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company's principal executive offices not earlier than one hundred and fifty (150) days (November       , 2016), and not later than one hundred and twenty (120) days (December       , 2016), prior to the anniversary of the mailing date of the proxy materials for the previous year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year's annual meeting, this advance notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder's notice must comply with the requirements of Section 5 of the Bylaws of the Company.

        In the event that Proposal 4 is approved and the Board effects the Reincorporation, then the advanced-notice provisions in the Depomed-Delaware Bylaws will thereafter apply. In that case, advance notice of a shareholder's proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company's principal executive offices not earlier than the close of business (i.e., 5:00 p.m. local time at the principal executive offices of Depomed) on the 120th day (January       , 2017), and not later than the close of business on the 90th day (February       , 2017) prior to the first anniversary of the prior year's annual meeting. In addition, the Depomed-Delaware Bylaws provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after such anniversary, this advance notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by Depomed. In addition, each shareholder's notice would have to comply with the requirements of Section 2.10 of the Depomed-Delaware Bylaws. Please see the text of Proposal 4 and the attached bylaws of Depomed-Delaware for additional information regarding the advanced-notice provisions that would apply following the Reincorporation, if applicable.

        A copy of the full text of the provisions of the Company's Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Company's Investor Relations Department upon written request. The full text of the Depomed-Delaware Bylaws are attached hereto.

        Rule 14a-8 Shareholder proposals.    Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the 2017 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560, on or before December       , 2016. Such proposals must comply with all other requirements of SEC Rule14a-8.

        In addition, if the Company is not notified by December       , 2016 of a proposal to be brought before the 2017 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Matthew M. Gosling Secretary

Newark, California
April       , 2016

Appendix A

DEPOMED, INC.

AMENDED AND RESTATED

2014 OMNIBUS INCENTIVE PLAN

1.  Plan.  Depomed, Inc., a California corporation (the “Company”), originally established the Depomed, Inc. 2014 Omnibus Incentive Plan (the “Original Plan”), effective as of February 19, 2014 (the “Effective Date”).  On February 12, 2016, the Company made certain modifications to the Original Plan, and the Original Plan, including such modifications, is hereby amended and restated in its entirety herein (as amended and restated, the “Plan”). This Plan shall continue in effect for a term of 10 years after the Effective Date unless sooner terminated by action of the Board of Directors of the Company.

2.  Objectives.  This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

3.  Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Affiliate” means an entity controlling, controlled by, or under common control with, the Company.

“Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of any merger, consolidation or similar transaction involving the Company (“Merger”), if following such Merger the holders of the Company’s outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);

(ii) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii)  the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;

(iv)  the liquidation or dissolution of the Company;

(v)  the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record); or

(vi)  such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.

Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act.  If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control” of the Company or change in the “ownership of a substantial portion of the assets” of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.

“Common Stock” means the Common Stock, no par value, of the Company.

“Company” means Depomed, Inc., a California corporation, or any successor thereto.

“Consultant” means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.

“Consultant Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.

“Covered Employee” means any Employee who is or may be a “covered employee,” as defined in Code Section 162(m).

“Director” means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.

“Director Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

“Disability” means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

“Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.

“Employee Award” means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee.  This definition of “Fair Market Value” may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.

“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.

“Marketable Securities” means a class of equity securities actively traded on an established securities exchange.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Consultant or Director to whom an Award has been made under this Plan.

“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

“Performance Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

“Performance Unit Award” means an Award in the form of Performance Units.

“Prior Plan” means the 2004 Equity Incentive Plan of Depomed, Inc.

“Qualified Performance Awards” has the meaning set forth in Section 8(a)(vii)(B).

“Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.

“Restricted Stock Award” means an Award that results in the issuance of Restricted Stock on the Grant Date.

“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.

“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

“Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

“Stock-Based Award Limitations” has the meaning set forth in Section 5.

“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).

4.  Eligibility.

(a)  Employees.  All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.

(b)  Consultants.  All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.

(c)  Directors.  All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.

The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

5.  Common Stock Available for Awards.  Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 6,150,000 shares of Common Stock (the “Maximum Share Limit”), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.55 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.

Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.55 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:

(i)                                     Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;

(ii)                                  Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and

(iii)                               Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.

The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.

The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

(a)                                 No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;

(b)                                 No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and

(c)                                  No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.

Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

6.  Administration.

(a)  Authority of the Committee.  Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the “performance-based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.

(b)  Indemnity.  No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

(c)  Prohibition on Repricing of Awards.  Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

7.  Delegation of Authority.  The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

8.  Employee Awards.

(a)                                 The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

(i)  Options.  An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee; provided, however, that except in the case of a Change in Control or the death or Disability of a Participant, vesting of Options granted to Employees shall be no earlier than one (1) year from the date of grant.

(ii)  Stock Appreciation Rights.  An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee; provided, however, that except in the case of a Change in Control or the death or Disability of a Participant, vesting of SARs granted to Employees shall be no earlier than one (1) year from the date of grant.

(iii)  Stock Awards.  An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.

(iv)  Restricted Stock Unit Awards.  An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.

(v)  Performance Unit Awards.  An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee.

(vi)  Cash Awards.  An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

(vii)  Performance Awards.  Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(A)  Nonqualified Performance Awards.  Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B)  Qualified Performance Awards.  Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code

Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

(C)  Adjustment of Performance Awards.  Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

9.  Consultant and Director Awards.

(a)  Consultant Awards.  The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.

(b)  Director Awards.  The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion.

10.  Award Payment; Dividends and Dividend Equivalents.

(a)  General.  Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b)  Dividends and Dividend Equivalents.  Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.

11.  Option Exercise.  The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock on other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a “Cashless Exercise Procedure”), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.

12.  Taxes.  The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes, including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee’s sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

13.  Amendment, Modification, Suspension or Termination.  The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

14.  Assignability.  Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

15.  Adjustments.

(a)                                 The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)                                 In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).

(c)                                  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award.  In the absence of an affirmative determination by the Committee, each outstanding Award will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.  The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.

(d)                                 With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s)..

(e)                                  No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

16.  Restrictions.  No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

17.  Unfunded Plan.  This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

18.  Code Section 409A.

(a)                                 Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

(b)                                 Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

(c)                                  If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.

19.  Awards to Foreign Nationals and Employees Outside the United States.  The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.

20.  Governing Law.  This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of California, without regard to that state’s conflict of laws rules.

21.  Right to Continued Service or Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

22.  Clawback Right.  Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

23.  Usage.  Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

24.  Headings.  The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

25.  Effectiveness.  The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

Appendix B

AMENDED AND RESTATED
DEPOMED, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

As Amended and Restated February 12, 2016

1.                                      Establishment of Plan.

Depomed, Inc. (the “Company”) proposes to grant options for purchase of the Company’s common stock (the “Common Stock”) to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Amended and Restated 2004 Employee Stock Purchase Plan (this “Plan”).  For the purposes of this Plan, “Parent Corporation” and “Subsidiary” shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).  “Participating Subsidiaries” are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the “Board”) designates from time to time as corporations that shall participate in this Plan.  The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed.  Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

2.                                      Number of Shares.

The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be 2,500,000 (the “Share Limit”), subject to adjustments effected in accordance with Section 15 of this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan shall be counted against the Share Limit.

3.                                      Purpose.

The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.  For the purposes of this Plan, “employee” shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an employee shall be determined by the Committee (as hereinafter defined), in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all “employees” within the meaning of those provisions other than those who are not eligible to participate in the Plan, provided, however, that any determinations regarding whether an individual is an “employee” shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination, the employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final.

4.                                      Administration.

This Plan shall be administered by the Compensation Committee of the Board (the “Committee”).  Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants.  Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees.  All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

5.                                      Eligibility.

Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

a)             employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

b)             employees who are customarily employed for twenty (20) hours or less per week;

c)              employees who are customarily employed for five (5) months or less in a calendar year;

d)             employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries;

e)              individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes; and

f)               employees who reside in countries for whom such employees’ participation in the Plan would result in a violation under any corporate or securities laws of such country of residence.

6.                                      Offering Dates.

The offering periods of this Plan (each, an “Offering Period”) shall be of twenty-four (24) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee).  Each Offering Period shall consist of four (4) six (6) month purchase periods (individually, a “Purchase Period”) during which payroll deductions of the participants are accumulated under this Plan.  The first business day of each Offering Period is referred to as the “Offering Date.”  The last business day of each Purchase Period is referred to as the “Purchase Date.”

Notwithstanding the immediately preceding paragraph, beginning with the Offering Period commencing on June 1, 2012, each Offering Period shall be of six (6) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee).  Each Offering Period shall consist of a six (6) month Purchase Period during which payroll deductions of the participants are accumulated under this Plan.

For clarity, eligible employees who are participants under the Plan in any Offering Period that commenced on or before December 1, 2011, if the provisions of Section 12(c) regarding enrollment in a subsequent Offering Period apply, any eligible employee will be enrolled in a subsequent six (6) month Offering Period.

The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

7.                                      Participation in this Plan.

Eligible employees may become participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee.  An eligible employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee.  Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below.  Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

8.                                      Grant of Option on Enrollment.

Enrollment by an eligible employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such employee’s payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date (but in no event less than the par value of a share of Common Stock), provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 11(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Purchase Date.  The fair market value of a share of Common Stock shall be determined as provided in Section 9 below.

9.                                      Purchase Price.

The purchase price per share at which a share of Common Stock shall be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

a)             the fair market value on the Offering Date; or

b)             the fair market value on the Purchase Date.

For the purposes of this Plan, the term “fair market value” means, as of any date, the value of a share of the Common Stock determined as follows:

a)             If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication.  If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred.  If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date.  If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bid prices on the primary exchange or system on which the Common Stock is traded or quoted;

b)             If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date.  If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted; or

c)              If the Common Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine fair market value in good faith.  The Board or Committee will consider the following factors, and any others it considers significant, in determining fair market value: (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (ii) the Company’s shareholder’s equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

10.                               Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

a)             The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period.  The deductions are made as a percentage of the participant’s compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee.  Compensation shall mean all regular straight-time gross earnings, and shall not include payments for overtime, shift premium, incentive compensation or payments, bonuses, commissions or other compensation.  Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

b)             A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company’s timely receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below.  Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period.  A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

c)              A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions.  Such reduction shall be effective beginning with the next payroll period after the Company’s timely receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period.  Payroll deductions credited to the participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below.  A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

d)             All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company.  No interest accrues on the payroll deductions.  All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

e)              On each Purchase Date, for so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant, as of that date returned to the participant, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date.  The purchase price per share shall be as specified in Section 9 of this Plan.  Any cash remaining in a participant’s account after such purchase of shares shall be refunded to such participant in cash, without interest, provided, however, that any amount remaining in such participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be.  In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest.  No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

f)               As soon as practicable after the Purchase Date, the Company shall issue shares for the participant’s benefit representing the shares purchased upon exercise of his or her option.

g)              During a participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her.  The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

11.                               Limitations on Shares to be Purchased.

a)             No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.  The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

b)             No participant shall be entitled to purchase more than 3,000 shares of Common Stock (the “Maximum Share Amount”) on any single Purchase Date.  Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a new Maximum Share Amount.  If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

c)              If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable or as the Committee shall determine to be equitable.  In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant’s option to each participant affected.

d)             Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

12.                               Withdrawal.

a)             Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose.  Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

b)             Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate.  In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

c)              If the fair market value on the first day of the current Offering Period in which a participant is enrolled is higher than the fair market value on the first day of any subsequent Offering Period, the Company shall automatically enroll such participant in the subsequent Offering Period.  Any funds accumulated in a participant’s account prior to the first day of such subsequent Offering Period shall be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

13.                               Termination of Employment.

Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan.  In such event, the payroll deductions credited to the participant’s account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest.  For purposes of this Section 13, an employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, however that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

14.                               Return of Payroll Deductions.

In the event a participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant’s account.  No interest shall accrue on the payroll deductions of a participant in this Plan.

15.                               Capital Changes.

a)             Subject to any required action by the shareholders of the Company, the number and type of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive.  Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

b)             In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  In the event of a Change in Control (as defined in the Company’s Amended and Restated 2014 Omnibus Incentive Plan), the Board shall shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”) prior to the closing date of the Change in Control.  The Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12.

c)              The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

16.                               Nonassignability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 23 below) by the participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17.                               Reports.

Individual accounts shall be maintained for each participant in this Plan.  Each participant shall receive, as soon as practicable after the end of each Purchase Period, a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

18.                               Notice of Disposition.

Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”).  The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares.  The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

19.                               No Rights to Continued Employment.

Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee’s employment.

20.                               Equal Rights and Privileges.

All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations.  Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423.  This Section 20 shall take precedence over all other provisions in this Plan.

21.                               Notices.

All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.                               Term; Shareholder Approval.

This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months after the date this Plan is adopted by the Board.  No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval.  This Plan shall continue until the earliest to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), or (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan.

23.                               Designation of Beneficiary.

a)             A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under this Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash.  The participant shall deliver along with such designation a written acknowledgment of the participant’s spouse, if any, consenting to the designation.  In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to a Purchase Date.

b)             Such designation of beneficiary may be changed by the participant at any time by written notice.  The participant shall deliver along with such designation a written acknowledgment of the participant’s spouse, if any, consenting to the designation.  In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24.                               Conditions upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25.                               Applicable Law.

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

26.                               Amendment or Termination.

The Board may at any time amend, terminate or extend the term of this Plan; provided, however, that:  (i) any such termination cannot affect options previously granted under this Plan; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 22 above within twelve (12) months of the adoption of such amendment if such amendment would:

a)             increase the number of shares that may be issued under this Plan; or

b)             change the designation of the employees (or class of employees) eligible for participation in this Plan.

Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

Adopted by the Board on:  March 19, 2004

Approved by the shareholders on:  May 27, 2004

Effective date of this Plan:  May 27, 2004

Amended by the Board on:  March 22, 2007, March 25, 2010, March 22, 2012, May 15, 2012, February 19, 2014 and February 12, 2016

Appendix C

AGREEMENT AND PLAN OF MERGER

OF

DEPOMED, INC.,

A DELAWARE CORPORATION,

AND

DEPOMED, INC.,

A CALIFORNIA CORPORATION

This AGREEMENT AND PLAN OF MERGER, dated as of             , 2016 (the “Merger Agreement”), is made by and between Depomed, Inc., a Delaware corporation (“Depomed-Delaware”), and Depomed, Inc., a California corporation (“Depomed-California”). Depomed-Delaware and Depomed-California are referred to herein as the “Constituent Corporations.” Depomed-Delaware is a wholly-owned subsidiary of Depomed-California.

RECITALS

A. Depomed-Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 205,000,000 shares, of which 200,000,000 are designated common stock, par value $0.0001 per share (the “Depomed-Delaware Common Stock”), and 5,000,000 are designated Preferred Stock, par value $0.0001 per share (the “Depomed-Delaware Preferred Stock”). The Depomed-Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, and before giving effect to the transactions contemplated hereby, 1,000 shares of Depomed-Delaware Common Stock are issued and outstanding, all of which are held by Depomed-California, and no shares of Depomed-Delaware Preferred Stock are issued and outstanding.

B. Depomed-California is a corporation duly incorporated and existing under the laws of the State of California and has a total authorized capital stock of 205,000,000 shares, of which 200,000,000 are designated common stock, without par value (the “Depomed-California Common Stock”), and 5,000,000 are designated Preferred Stock, without par value (the “Depomed-California Preferred Stock”). The Depomed-California Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, and before giving effect to the transactions contemplated hereby, [  ] shares of Depomed-California Common Stock, and no shares of Depomed-California Preferred Stock are issued and outstanding.

C. The Board of Directors of Depomed-California has determined that, for the purpose of effecting the reincorporation of Depomed-California in the State of Delaware, it is advisable and in the best interests of Depomed-California and its shareholders that Depomed-California merge with and into Depomed-Delaware upon the terms and conditions herein provided.

D. The Constituents intend, by executing this Merger Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the Merger (as defined below) to qualify as a reorganization under the provisions of Section 368 of the Code.

E. The respective Boards of Directors of the Constituent Corporations and the shareholders of Depomed-California have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Depomed-Delaware and Depomed-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.     MERGER

1.1 Merger. In accordance with the provisions of this Merger Agreement, the General Corporation Law of the State of Delaware (the “DGCL”) and the California Corporations Code, Depomed-California shall be merged with and into Depomed-Delaware (the “Merger”), the separate existence of Depomed-California shall cease and Depomed-Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Depomed, Inc.

1.2 Filing and Effectiveness. The Merger shall become effective in accordance with Section 1108 of the California Corporations Code and Section 252 of the DGCL. The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date.”

1.3 Effect of the Merger. Upon the Effective Date, the separate existence of Depomed-California shall cease, and Depomed-Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and Depomed- California’s Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of Depomed-California in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of Depomed-California in the same manner as if Depomed-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California Corporations Code.

2.    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of Depomed-Delaware as in effect immediately prior to the Effective Date (the “Certificate of Incorporation”) shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Depomed-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The Constituent Corporations shall take all necessary action such that the directors and officers of Depomed-California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.    MANNER OF CONVERSION OF STOCK

3.1 Depomed-California Common Stock. Upon the Effective Date, each share of Depomed-California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Depomed-Delaware Common Stock.

3.2 Depomed-Delaware Common Stock. Upon the Effective Date, each share of Depomed-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Depomed-Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of Depomed-Delaware Common Stock, without any consideration being delivered in respect thereof.

3.3 Exchange of Certificates. After the Effective Date, each holder of an outstanding certificate representing shares of Depomed-California Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive, in exchange therefor, a certificate or certificates representing the number of shares of Depomed-Delaware Common Stock into which the shares formerly representing by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate represented shares of Depomed-California Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of Depomed-Delaware Common Stock into which such shares of Depomed-California Common Stock were converted in the Merger. In addition:

(a) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Depomed-Delaware Common Stock represented by such certificate as provided above.

(b) Each certificate representing shares of Depomed-Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Depomed-California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

3.4 Depomed-California Employee Benefit and Equity Incentive Plans.

(a) Upon the Effective Date, the Surviving Corporation shall assume and continue any and all employee benefit and incentive compensation plans existing immediately prior to the Effective Date, including all stock option, stock incentive  and other equity-based award plans heretofore adopted by Depomed-California (collectively, the “Plans”). Each outstanding and unexercised option, warrant, restricted stock unit or other right to purchase or receive, or security convertible into, Depomed-California Common Stock shall become an option, warrant, restricted stock unit or other right to purchase or receive, or security convertible into, Depomed-Delaware Common Stock on the basis of one (1) share of Depomed-Delaware Common Stock for each one (1) share of Depomed-California Common Stock issuable pursuant to any such option, warrant, restricted stock unit or right to purchase or receive, or convertible security, on the same terms and conditions as were applicable to such option, warrant, restricted stock unit, other right or security prior to the Effective Date. For avoidance of doubt, the Depomed-Delaware stock options, warrants, rights and securities will, as applicable, have an exercise price per share equal to the exercise price per share applicable to any such Depomed-California option, warrant, right and security prior to the Effective Date. Other than the change in the identity of the corporation to which the awards granted under the Plans are subject, no other changes in the terms and conditions of such options, restricted stock units or other equity awards will occur.

(b) A number of shares of Depomed-Delaware Common Stock shall be reserved for issuance under the Plans equal to the number of shares of Depomed-California Common Stock so reserved immediately prior to the Effective Date.

(c)  The registration statements of Depomed-California on file with the SEC immediately prior to the effective time of the Merger will be assumed by Depomed-Delaware, and the shares of Common Stock of Depomed-Delaware will continue to be listed on the NASDAQ.

4.    CONDITIONS

4.1 Conditions to Depomed-California’s Obligations. The obligations of Depomed-California under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(a) The principal terms of this Merger Agreement shall have been duly approved by the shareholders of Depomed-California;

(b) Any consents, approvals or authorizations that Depomed-California deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(c) The Depomed-Delaware Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NASDAQ Stock Market.

5.     GENERAL

5.1 Covenants of Depomed-Delaware. Depomed-Delaware covenants and agrees that it will, on or before the Effective Date:

(a) Qualify to do business as a foreign corporation in the State of California and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code;

(b) File this Merger Agreement with the Secretary of State of the State of California; and

(c) Take such other actions as may be required by the California Corporations Code.

5.2 Further Assurances. From time to time, as and when required by Depomed-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Depomed-California such deeds and other instruments, and there shall be taken or caused to be taken by Depomed-Delaware and Depomed-California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Depomed-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Depomed-California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Depomed-Delaware are fully authorized in the name and on behalf of Depomed-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of Depomed-California or by the sole stockholder of Depomed-Delaware, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect thereto.

5.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the effectiveness of the filing of this Merger Agreement (or a certificate of merger in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders or stockholders of either Constituent Corporation shall not, unless approved by such shareholders or stockholders as required by law:

(a) Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b) Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c) Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

5.6 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(Remainder of this page intentionally left blank.

Signatures of the parties follow on the next page.)

IN WITNESS WHEREOF, this Merger Agreement, having first been approved by resolutions of the Boards of Directors of Depomed, Inc., a Delaware corporation, and Depomed, Inc., a California corporation, and is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

DEPOMED, INC.,
a Delaware corporation

By:

By:

DEPOMED, INC.,
a California corporation

By:

By:

Appendix D

CERTIFICATE OF INCORPORATION

OF

Depomed, Inc.
(a Delaware corporation)

ARTICLE I
NAME

The name of the corporation is Depomed, Inc. (the “Corporation”).

ARTICLE II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.  The name of its registered agent at such address is Corporation Service Company.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
STOCK

Section 4.1                                    Authorized Stock.  The total number of shares which the Corporation shall have authority to issue is 205,000,000, of which 200,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock (the “Preferred Stock”), par value $0.0001 per share.

Section 4.2                                    Common Stock.

(a)                                 Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b)                                 Dividends.  Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent not prohibited by applicable law when, as and if declared by the Board of Directors.

(c)                                  Liquidation.  Upon or following the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3                                    Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series.  Subject to limitations prescribed by law and the provisions of this Article IV, the Board of Directors is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)                                     the number of shares constituting such series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares in any such series then outstanding), and the distinctive designation of such series, which may be by distinguishing number, letter or title;

(ii)                                  the dividend rate on the shares of such series, if any; whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;

(iii)                               whether the shares of such series shall have voting rights (including multiple, fractional or no votes per share) in addition to the voting rights required by law, and, if so, the terms of such voting rights;

(iv)                              whether the shares of such series shall have conversion rights, and, if so, the terms and conditions of such rights, including provision for adjustment of the conversion rate;

(v)                                 whether or not the shares of such series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

(vi)                              whether a sinking fund shall be provided for the redemption or purchase of shares of such series, and, if so, the terms and the amount of such sinking fund;

(vii)                           the restrictions, if any, on the issuance of the same series or of any other class or series of capital stock of the Corporation;

(viii)                        the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of such series; and

(ix)                              any other relative rights, powers, preferences and qualifications, limitations or restrictions of such series.

Section 4.4                                    No Class Vote on Changes in Authorized Number of Shares of Stock.  Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1                                    Number.  Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the number of directors shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then in office; provided, however, that the total number of directors then in office is not less than one-third of the total number of directors then authorized.  Notwithstanding the foregoing, the Bylaws may provide for a minimum and maximum number of directors, with the exact number of directors determined in accordance with the preceding sentence.  The number of directors constituting the first Board of Directors shall be equal to the number of directors elected by the incorporator or designated in the initial Certificate of Incorporation.

Section 5.2                                    Vacancies; Removal.

(a)                                 Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, or other cause (but excluding removal from office by a vote of the stockholders), shall be filled solely by the affirmative vote of a majority of the remaining directors then in office and entitled to vote thereon, even though less than a quorum of the Board of Directors, or by the sole remaining director.  Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.

(b)                                 Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c)                                  During any period when the holders of any series of Preferred Stock have the right to elect additional directors (each, a “Preferred Stock Director”) as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation),  and upon commencement and for the duration of the period during which such right continues:  (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal.  In case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected in accordance with the terms of the applicable Preferred Stock Designation.  Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

Section 5.3                                    Powers.  Subject to the provisions of the DGCL and to any limitations in this Certificate of Incorporation relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.4                                    Election; Annual Meeting of Stockholders.

(a)                                 Ballot Not Required.  The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b)                                 Notice.  Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

(c)                                  Annual Meeting.  The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

ARTICLE VI
STOCKHOLDER ACTION

Section 6.1                                    Action by Written Consent.  Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by consent of stockholders in lieu of a meeting of stockholders.

Section 6.2                                    Ability of Stockholders to Call Special Meetings.  Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) or as set forth in the Bylaws, the stockholders of the Corporation shall not have the right to call a special meeting of stockholders. Where the Bylaws have granted the stockholders of the Corporation the right to call a special meeting of stockholders, any action permitted by the Bylaws may be considered and voted upon at such stockholder-called special meeting, other than the removal of directors pursuant to Section 141(k) of the DGCL.  For the avoidance of doubt, Preferred Stock Directors may be removed at stockholder-called special meetings if the applicable Preferred Stock Designation so provides.

ARTICLE VII
EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE VIII
AMENDMENT

Section 8.1                                    Amendment of Certificate of Incorporation.  The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

Section 8.2                                    Amendment of Bylaws.  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.  Except as otherwise required in this Certificate of Incorporation or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE IX
LIABILITY OF DIRECTORS

Section 9.1                                    No Personal Liability.  To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 9.2                                    Amendment or Repeal.  Any amendment, alteration or repeal of this Article IX that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE X
FORUM FOR ADJUDICATION OF DISPUTES

Section 10.1                             Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, the sole and exclusive forum for any stockholder (including any beneficial owner) to bring internal corporate claims (as defined below) shall be the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or if such other court does not have jurisdiction, the federal district court for the District of Delaware).  For purposes of this Article X, internal corporate claims means claims, including claims in the right of the Corporation: (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity, or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.

If any action the subject matter of which is within the scope of this Article X is filed in a court other than the aforementioned courts in accordance with the preceding paragraph (a “Foreign Action”) by any stockholder (including any beneficial owner), such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article X, and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 10.2                             Enforceability.  If any provision of this Article X shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any sentence of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI
INCORPORATOR

The name and mailing address of the incorporator are as follows:

Gibson, Dunn & Crutcher LLP
333 S. Grand Avenue, 47th Floor

Los Angeles, CA 90071

ARTICLE XII
ELECTION OF INITIAL DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware.  The name and mailing address of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation, or until their successors shall have been duly elected and qualified, is:

Peter D. Staple c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560	Vicente Anido, Jr., Ph.D. c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560

Karen A. Dawes c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560	Louis J. Lavigne Jr. c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560

Samuel R. Saks, M.D. c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560	James A. Schoeneck c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560

David B. Zenoff c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is its act and deed and that the facts stated herein are true.

Dated:

Gibson, Dunn & Crutcher LLP

By:
Name:
Title: Incorporator

Appendix E

BYLAWS

OF

Depomed, Inc.
(a Delaware corporation)

ARTICLE I
CORPORATE OFFICES

Section 1.1            Registered Office.  The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.2            Other Offices.  The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.1            Annual Meeting.  The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.  The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2            Special Meeting.

(a)           Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), a special meeting of the stockholders of the Corporation:

(i)            may be called at any time by the Board of Directors; and

(ii)           shall be called by the Chairman of the Board of Directors or the Secretary of the Corporation upon the written request or requests of one or more stockholders of record who satisfy the following requirements:

(A)          such stockholder(s) hold shares representing at least 25% of the voting power of the stock entitled to vote on the matter or matters to be brought before the proposed special meeting (hereinafter, the “requisite percent”);

(B)          as of the Request Record Date, such stockholder(s) have held such minimum number of shares representing the requisite percent for at least the minimum holding period set forth in Rule 14a-8 under the Exchange Act;

(C)          such stockholder(s) continue to hold such minimum number of shares representing the requisite percent through the date of the special meeting to which the request relates; and

(D)          such stockholder(s) comply with any additional requirements of this Section 2.2.

Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons.

(b)           Any stockholder seeking to request a special meeting shall request that the Board of Directors fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”) by sending written notice to the Secretary of the Corporation (the “Record Date Request Notice”) by registered mail. Any stockholder may make a Record Date Request Notice, provided that such stockholder’s Record Date Request Notice provides the information required under Section 2.10 with respect to such stockholder and the beneficial owners, if any, on whose behalf the stockholder is submitting the Record Date Request Notice. Following receipt of a Record Date Request Notice, the Board of Directors may set a Request Record Date, which shall not precede, and shall not be more than 60 days after the close of business on, the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors.  If the Board of Directors, within 30 days after the date on which a valid Record Date Request Notice is received by the Secretary of the Corporation, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the 30th day after the date a valid Record Date Request Notice is received by the Secretary (or, if such 30th day is not a business day, the first business day thereafter).

(c)           In order for a stockholder to request a special meeting, one or more original and notarized written requests for a special meeting signed by stockholders holding of record as of the Request Record Date not less than the requisite percent (the “Special Meeting Request”) shall be delivered, by registered mail or personal delivery, to the Chairman of the Board, the Chief Executive Officer, or the Secretary of the Corporation (collectively, the “Designated Officers”).  If a record stockholder is the nominee for more than one beneficial owner of stock, the record stockholder may deliver a written request solely with respect to the capital stock of the Corporation owned by the beneficial owner who is directing the record stockholder to submit the written request. The Special Meeting Request shall: (i) set forth the matters (including the identity of nominees for election as director, if any) proposed to be acted on at the meeting (which shall be limited to the matters (including nominees, if any) set forth in the Record Date Request Notice received by the Secretary) (the “Proposed Matters”), (ii) bear the date of signature of each such stockholder signing the Special Meeting Request, (iii) set forth the name and address as they appear in the corporation’s books of each stockholder signing such request, (iv) comply with the requirements set forth in Section 2.10 as to each stockholder signing such request and each beneficial owner, if any on whose behalf the request is being made, and provide evidence of the satisfaction of the conditions set forth in Section 2.2(a), (v) certify in writing by the requesting stockholders that a complete and accurate preliminary proxy statement has been filed pursuant to Schedule 14A of the Exchange Act (defined below) and that the Staff of the Securities and Exchange Commission has stated that it has no further comments with respect to such filing, and (vi) be received by a Designated Officer by registered mail or personal delivery within 30 days after the Request Record Date; the record date for such special meeting shall be fixed by the Board of Directors as set forth in Section 7.6. For a special meeting request to be valid under this Section 2.2, the Proposed Matters may not be the same as, or substantially similar to, any matters that were presented to the stockholders of the Corporation for a vote (whether at an annual meeting of stockholders or a special meeting of stockholders) within 180 days prior to the date of the Record Date Request Notice.

(d)           The Board of Directors shall determine the place, and fix the date and time, of any special meeting called at the request of one or more stockholders (which shall not be more than 90 days after the determination by the Board of Directors that a Special Meeting Request has been validly submitted by the requisite percent in accordance with the requirements of these Bylaws). Any requesting stockholder may revoke a request for a special meeting by written revocation delivered to the Secretary of the corporation at any time prior to the giving of notice of the special meeting. In the event revocation results in the requesting stockholders no longer holding of record as of the Request Record Date the requisite percent, the Board of Directors may postpone, reschedule or cancel any special meeting previously scheduled.

(e)           Business transacted at a stockholder-requested special meeting shall be limited to: (i) the Proposed Matters stated in the valid special meeting request(s) received from the requisite percent of stockholders, and (ii) any additional business that the Board of Directors determines to include in the Corporation’s notice of meeting.  If none of the stockholders who submitted the special meeting request (or their qualified representatives, as defined in Section 2.10(c)(i)) appears at the special meeting to present the matter or matters to be brought before the special meeting that were specified in the special meeting request(s), the Corporation need not present the matter or matters for a vote at the meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(f)            Except for stockholder-called special meetings scheduled pursuant to Section 2.2(a)(ii), the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled pursuant to this Section 2.2.

Section 2.3            Notice of Stockholders’ Meetings.

(a)           Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given.  The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the

Certificate of Incorporation or these Bylaws.  In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice.  Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”).  If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder’s address as it appears on the records of the Corporation.  Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL.  An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud.  Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the DGCL.

(b)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.4            Organization.

(a)           Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence, by the Chief Executive Officer or, in his or her absence, by another person designated by the Board of Directors (such person being referred to as the “Meeting Chair”).  The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Meeting Chair shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

(b)           The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting.  The Board of Directors or the Meeting Chair may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Meeting Chair shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the chairman, are necessary, appropriate or convenient for the conduct of the meeting.  Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the Meeting Chair, may include without limitation, establishing:  (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the Meeting Chair shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi)  regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting.  Subject to any rules and regulations adopted by the Board of Directors, the Meeting Chair may convene and, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7.  The Meeting Chair, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made, pursuant to Section 2.10(c)(i) of these Bylaws, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such Meeting Chair should so declare, such nomination shall be disregarded or such other business shall not be transacted.

Section 2.5            List of Stockholders.  The officer who has charge of the stock ledger shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date.  Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder.  Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting either: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.  Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

Section 2.6            Quorum.  Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter.  If a quorum is not present or represented at any meeting of stockholders, then the Meeting Chair shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented.  Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted (if so directed by the Meeting Chair).

Section 2.7            Adjourned or Recessed Meeting.  Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any reason from time to time by the Meeting Chair, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b).  At any such adjourned or recessed meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.8            Voting.

(a)           Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

(b)           Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter, and where a separate vote by class or series or classes or series is required, if a quorum of such class or series or classes or series is present, such act shall be authorized by the affirmative vote of at least a majority of the voting power of the stock of such class or series or classes or series present in person or represented by proxy and entitled to vote on the subject matter.

Section 2.9            Proxies.  Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or executed new proxy bearing a later date.

Section 2.10          Notice of Stockholder Business and Nominations.

(a)           Annual Meeting.

(i)            Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors (or any authorized committee thereof) or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a).  For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business (other than a proposal included in the Corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act) at an annual meeting of stockholders.

(ii)           For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such business must be a proper subject for stockholder action.  To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(ii) below) on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement (as defined in Section 2.10(c)(ii) below) of the date of such meeting is first made by the Corporation.  In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or with respect to which there has been a public announcement of the date of the meeting, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  Such stockholder’s notice shall set forth:

(A)          as to each person whom the stockholder proposes to nominate for election or re-election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, and (2) such person’s written consent to serving as a director if elected; provided, however, that, in addition to the information required in the stockholder’s notice pursuant to this Section 2.10(a)(ii)(A), the Corporation may require each such person to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director;

(B)          as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made;

(C)          as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed:

(1)           the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner,

(2)           the class or series and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting (except as otherwise provided in Section 2.10(a)(iii) below), and

(3)           a representation that the stockholder intends to appear in person or by proxy at the meeting to make such nomination or propose such business;

(D)          as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”):

(1)           the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(ii) below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting (except as otherwise provided in Section 2.10(a)(iii) below),

(2)           a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder, beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting (except as otherwise provided in Section 2.10(a)(iii) below),

(3)           a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation’s stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting (except as otherwise provided in Section 2.10(a)(iii) below),

(4)           a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s stock required to approve or adopt the business to be proposed (in person or by proxy) by the stockholder.

(iii)          Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder’s notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

(iv)          This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(v)           Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder’s notice required by this Section 2.10(a)

shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b)           Special Meeting.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting: (i) by or at the direction of the Board of Directors (or any authorized committee thereof), (ii) provided that one or more directors are to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who delivers a written notice setting forth the information required by Section 2.10(a) above, or (iii) in the case of a stockholder-requested special meeting, by any stockholder of the Corporation pursuant to Section 2.2.  In the event the Corporation calls a special meeting of stockholders (other than a stockholder-requested special meeting) for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  Notwithstanding any other provision of these Bylaws, in the case of a stockholder-requested special meeting, no stockholder may nominate a person for election to the Board of Directors or propose any other business to be considered at the meeting, except pursuant to the written request(s) delivered for such special meeting pursuant to Section 2.2(a).

(c)           General.

(i)            Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10.  Except as otherwise required by law, each of the Chairman of the Board of Directors, Board of Directors or the Meeting Chair shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder’s representation as required by clause (a)(ii)(D)(4) of this Section 2.10).  If any proposed nomination or other business is not in compliance with this Section 2.10, then except as otherwise required by law, the Meeting Chair shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the Meeting Chair, if the stockholder does not provide the information required under clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 2.10 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of Section 2.2(d) and this Section 2.10, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting by such stockholder stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

(ii)           For purposes of this Section 2.10, the “close of business” shall mean 5:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.  For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing):  (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (B) the right to vote such shares, alone or in concert with others and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(iii)          Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

Section 2.11          No Action by Written Consent.  Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly held meeting of stockholders of the Corporation at which a quorum is present or represented, and may not be effected by consent of stockholders in lieu of a meeting of stockholders.

Section 2.12          Inspectors of Election.  Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof.  Inspectors may be employees of the

Corporation.  The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the Meeting Chair shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  Inspectors need not be stockholders.  No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

Such inspectors shall:

(a)           determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies and ballots;

(b)           determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

(c)           count and tabulate all votes and ballots; and

(d)           certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

Section 2.13          Meetings by Remote Communications.  The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL.  If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III
DIRECTORS

Section 3.1            Powers.  Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2            Number, Term of Office and Election.  Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of not fewer than five nor more than nine directors, the exact number to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors then in office; provided, however, that it is not less than one-third of the total number of directors then authorized. The first Board of Directors shall consist of the person or persons elected by the incorporator or designated in the Certificate of Incorporation. The number of directors constituting the first Board of Directors shall be equal to the number of directors that are elected by the incorporator or designated in the Certificate of Incorporation.

At any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an uncontested election shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election.  In all director elections other than uncontested elections, the nominees for election as a director shall be elected by a plurality of the votes cast.  For purposes of this Section 3.2, an “uncontested election” means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10, or (b) such a notice has been submitted, and on or before the tenth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been (i) withdrawn in writing to Secretary of the Corporation, (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10, or if challenged in court, by a final court order, or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

Each director shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified.  Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed.

Section 3.3            Vacancies.  Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, or other cause (but excluding removal from office by a vote of the stockholders) shall be filled solely by the affirmative vote of a majority of the remaining directors then in office and entitled to vote thereon, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3.4            Resignations and Removal.

(a)           Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary of the Corporation.  Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b)           Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon.

Section 3.5            Regular Meetings.  Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors.  A notice of each regular meeting shall not be required.

Section 3.6            Special Meetings.  Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office.  The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings.  Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission (e.g., email), or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting.  A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.7            Participation in Meetings by Conference Telephone.  Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.8            Quorum and Voting.  Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the number of directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors.  The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present.  At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 3.9            Board of Directors Action by Written Consent Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.  Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time.  Any such consent shall be revocable prior to its becoming effective.

Section 3.10          Chairman of the Board.  The Chairman of the Board shall preside at meetings of stockholders and directors and shall perform such other duties as the Board of Directors may from time to time determine.  If the Chairman of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside.

Section 3.11          Rules and Regulations.  The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

Section 3.12          Fees and Compensation of Directors.  Directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.13          Emergency Bylaws.  In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum.  Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV
COMMITTEES

Section 4.1            Committees of the Board of Directors.  The Board of Directors may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation (if one has been adopted) to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters:  (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopting, amending or repealing any bylaw of the Corporation.  All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors.

Section 4.2            Meetings and Action of Committees.  Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper.

ARTICLE V
OFFICERS

Section 5.1            Officers.  The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors.  Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly elected and qualified, or until such person’s earlier death, disqualification, resignation or removal.  Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers.  The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 5.2            Compensation.  The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 5.3            Removal, Resignation and Vacancies.  Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party.  Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party.  If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

Section 5.4            Chief Executive Officer.  The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors.  Unless otherwise provided in these Bylaws or by the direction of the Board of Directors, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer.  The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders.

Section 5.5            President.  The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation.  The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the Chief Executive Officer may from time to time determine.  Unless otherwise designated by the Board of Directors, the Chief Executive Officer shall also be the President.

Section 5.6            Chief Financial Officer.  The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation.  The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

Section 5.7            Vice Presidents.  Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer, the Chief Executive Officer or the President.  A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

Section 5.8            Treasurer.  The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer.  The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer may from time to time determine.  Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall also be the Treasurer.

Section 5.9            Secretary.  The powers and duties of the Secretary are:  (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation (if any) and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary.  The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

Section 5.10          Additional Matters.  The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary.  Any employee so designated shall have the powers and duties determined by the officer making such designation.  The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

Section 5.11          Checks; Drafts; Evidences of Indebtedness.  From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

Section 5.12          Corporate Contracts and Instruments; How Executed.  Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation.  Such authority may be general or confined to specific instances.  Unless so authorized, or within the power incident to a person’s office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 5.13          Signature Authority.  Unless otherwise specifically determined by the Board of Directors or otherwise provided by law or these Bylaws, contracts, evidences of indebtedness and other instruments or documents of the Corporation may be executed, signed or endorsed:  (i) by the Chief Executive Officer or the President; or (ii) by the Chief Financial Officer, any Vice President, Treasurer, or Secretary, in each case only with regard to such instruments or documents that pertain to or relate to such person’s duties or business functions.

Section 5.14          Action with Respect to Securities of Other Corporations or Entities.  The Chief Executive Officer or any other officer of the Corporation authorized by the Board of Directors or the Chief Executive Officer is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

Section 5.15          Delegation.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 6.1            Right to Indemnification.

(a)           Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative or legislative hearing, investigation or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith; provided, however, that, except as otherwise required by law or provided in Section 6.3 with respect to proceedings to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by (i) such indemnitee, or (ii) the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors.

(b)           To receive indemnification under this Section 6.1, an indemnitee shall submit a written request to the Secretary of the Corporation.  Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee.  Upon receipt by the Secretary of the Corporation of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons, who shall be empowered to make such determination:  (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum, (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee, (iv) the stockholders of the Corporation or

(v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee.  The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary of the Corporation of a written request for indemnification.  For purposes of this Section 6.1(b), a “change of control” will be deemed to have occurred if the individuals who, as of the effective date of these Bylaws, constitute the Board of Directors (the “incumbent board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

Section 6.2            Right to Advancement of Expenses.

(a)           In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent not prohibited by law, also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any proceeding with respect to which indemnification is required under Section 6.1 in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

(b)           To receive an advancement of expenses under this Section 6.2, an indemnitee shall submit a written request to the Secretary of the Corporation.  Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 6.2(a).  Each such advancement of expenses shall be made within 20 days after the receipt by the Secretary of the Corporation of a written request for advancement of expenses.

Section 6.3            Right of Indemnitee to Bring Suit.  In the event that: (a) a determination is made that the indemnitee is not entitled to indemnification, (b) payment is not timely made following a determination of entitlement to indemnification pursuant to Section 6.1(b), or (c) an advancement of expenses is not timely made under Section 6.2(b), then in each case, the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law.  In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL.  Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL.  Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit.  In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

Section 6.4            Non-Exclusivity of Rights.  The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

Section 6.5            Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.6            Indemnification of Employees and Agents of the Corporation.  The Corporation may, to the extent and in the manner permitted by applicable law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation.

Section 6.7            Nature of Rights.  The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.  Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

Section 6.8            Settlement of Claims.  Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation’s written consent, which consent shall not be unreasonably withheld, or for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such proceeding.

Section 6.9            Subrogation.  In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.10          Severability.  If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest enforceable extent.

ARTICLE VII
CAPITAL STOCK

Section 7.1            Certificates of Stock.  The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary of the Corporation or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation.  Any or all such signatures may be facsimiles.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 7.2            Special Designation on Certificates.  If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly required by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 7.3            Transfers of Stock.  Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

Section 7.4            Lost Certificates.  The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.  The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5            Registered Stockholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7.6            Record Date for Determining Stockholders.

(a)           In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b)           In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action.  If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.7            Regulations.  To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

Section 7.8            Waiver of Notice.  Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII
GENERAL MATTERS

Section 8.1            Fiscal Year.  The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board of Directors may designate.

Section 8.2            Corporate Seal.  The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal (if so adopted) shall be in the charge of the Secretary of the Corporation.  If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.3            Reliance Upon Books, Reports and Records.  Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 8.4            Subject to Law and Certificate of Incorporation.  All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation and applicable law.

ARTICLE IX
FORUM FOR ADJUDICATION OF DISPUTES

Section 9.1            Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, the sole and exclusive forum for any stockholder (including any beneficial owner) to bring internal corporate claims (as defined below) shall be the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or if such other court does not have jurisdiction, the federal district court for the District of Delaware).  For purposes of this Article IX, internal corporate claims means claims, including claims in the right of the Corporation:  (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity, or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.

If any action the subject matter of which is within the scope of this Article IX is filed in a court other than the aforementioned courts in accordance with the preceding paragraph (a “Foreign Action”) by any stockholder (including any beneficial owner), such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article IX, and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 9.2            Enforceability.  If any provision of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE X
AMENDMENTS

Section 10.1          Amendments.  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws.  Except as otherwise provided in the Certificate of Incorporation or these Bylaws, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of these Bylaws.

The foregoing Bylaws were adopted by the Board of Directors on            ,     .

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. DEPOMED, INC. 2016 Annual Meeting of Shareholders May 18, 2016 11:00 A.M. local time MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE SIX NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” PROPOSALS 2, 3, 4, 5, AND 6 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. COMPANY PROPOSALS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES: 1. Election of Directors THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4, 5 AND 6 FOR AGAINST ABSTAIN 2. To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2014 Omnibus Incentive Plan. 3. To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2004 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (1) Peter D. Staple FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (2) Karen A. Dawes 4. To approve a proposed change in corporate domicile from California to Delaware. 5. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement 6. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (3) Louis J. Lavigne, Jr. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (4) Samuel R. Saks, M.D. FOR AGAINST ABSTAIN COMPANY ID: (5) James A. Schoeneck FOR AGAINST ABSTAIN PROXY NUMBER: (6) David B. Zenoff, D.B.A. ACCOUNT NUMBER: Signature Signature Date , 2016. Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 18, 2016 The 2016 Proxy Statement and our 2015 Annual Report to Shareholders are available at http://www.cstproxy.com/depomed/2016  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DEPOMED, INC. The undersigned appoints James A. Schoeneck, August J. Moretti and Matthew M. Gosling, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all of the shares of common stock of Depomed, Inc. held of record by the undersigned at the close of business on March 31, 2016 at the Annual Meeting of Shareholders of Depomed, Inc. to be held on May 18, 2016, at 11:00 a.m., local time, at the Company’s headquarters located at 7999 Gateway Blvd, Suite 300, Newark, CA 94560, and at any adjournment or postponement thereof as designated on the reverse hereof and in accordance with the judgment of the proxies on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, AND PROPOSAL 6 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be marked, dated and signed, on the other side)

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS AND SENIOR MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE
PROPOSAL 5 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 6 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
SHAREHOLDERS SHARING THE SAME ADDRESS
FORM 10-K
SHAREHOLDER PROPOSALS